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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act
file number	811-06260
Quaker Investment Trust
(Exact name of registrant as specified in charter)

309 Technology Drive, Malvern, PA 19355
(Address of principal executive offices) (Zip code)
Citco Mutual Fund Services, Inc.
83 General Warren Blvd., Suite 200, Malvern, PA 19355
(Name and address of agent for service)
Registrant’s telephone number, including area code:
800-220-8888
Date of fiscal year end: 06/30/2006
Date of reporting period: 06/30/2006

ITEM 1. REPORTS TO SHAREHOLDERS
The following is a copy of the Annual Report to Shareholders for the period ended June 30, 2006, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1).
ANNUAL REPORT 2006 GROWTH FUNDS Quaker Strategic Growth Fund Quaker Core Equity Fund Quaker Small-Cap Growth Fund Quaker Capital Opportunities Fund Quaker Biotech Pharma-Healthcare Fund VALUE FUNDS Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Geewax Terker Core Value Fund QUAKER® FUNDS

Chairman’s Letter to the Shareholders
Dear Fellow Shareholders:
      Although many concerns, including rising fuel costs, weighed on investor’s minds during the fiscal year ending June 30, 2006, stocks posted gains for the fiscal period. Recognized benchmarks for this period support positive returns for equities with the S&P 500® Total Return Index (“S&P 500”) up 8.63%, the Russell 1000® Growth Index up 6.12% and the Russell 2000® Index for small capitalized companies under $1.3 billion up 14.58%. Bonds posted negative returns for the fiscal period as demonstrated by the Lehman Brothers U.S. Aggregate Bond Index which returned -0.81%. Domestically, small and mid-cap stocks generally outperformed their large-cap counterparts.
      Among the developments that affected markets and the economy during this fiscal year review were:

•	Hurricane Katrina, which devastated several Gulf Coast states last August and dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the period, with analysts crediting the resiliency of the economy and job growth for this trend.

•	The Federal Reserve continued it’s tightening policy, raising the key federal funds target rate to 4.75% by the end of the reporting period. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as fed chairman in early 2006.

•	The markets monitored the North Korea missile tests and continued spending in the Iraq war closely with no apparent closure as of this fiscal report.
      Notwithstanding these developments in the markets, and the positive stock gains noted, shareholders are cautioned to maintain a long-term perspective. I believe the key to successful investing is the constant assessment of one’s risk tolerance, time horizon for investment, and specific goals. Whether your goal is retirement, a child or grandchild’s education, each investor has a unique set of circumstances. Regardless of circumstance, the less you heed from financial media pundits and other short-term noise, the more likely you are to attain long-term goals.
      The Quaker Fund’s family of employees and independent managers remain committed to helping each shareholder attain their long-term investing goals. Quaker managers continue to be recognized nationally for their competitive risk-adjusted returns. While our success is dependent on many factors, there is no greater success than the support of each shareholder. We thank you for your faith and confidence in the Quaker Funds.
Sincerely,
David K. Downes
Independent Chairman

Performance Update
Quaker Strategic Growth Fund (QUAGX, QAGBX, QAGCX, QAGIX)
Objectives and Principal Strategies
      Fund seeks to provide shareholders with long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
      For the fiscal year ending June 30, 2006, the S&P 500® Total Return Index (“S&P 500”) (a broad based market proxy) generated an 8.63% return. For the eighth consecutive year in a row, Quaker Strategic Growth Fund outperformed the S&P 500 with a total return of 13.66%.*
      During the fiscal year, the Federal Reserve raised short-term interest rates eight times due to the strength in the domestic economy. By the end of the year, central banks in Europe and Japan joined the Federal Reserve in raising interest rates as well. This tightening by the OECD countries led to a sharp correction in equity markets worldwide as investors reacted to the possibility of a global economic slowdown.
      At this time, the jury is still out as to whether the rise in OECD interest rates will cause a slowdown in the rapidly growing BRIC (Brazil, Russia, India and China) countries. Domestic consumption in the BRIC block continues to be robust, and export growth (in China and India for example) is still strong. However, the recent spike in energy costs due to global instability (Iran, North Korea and the Middle East) has a high probability of putting a brake on Indian and Chinese economies as their energy bills rise (Russia and Brazil are somewhat insulated since Russia is a large oil producer and Brazil has made a tremendous switch to alternative energy sources like ethanol).
      In response to the sharp market rally in the first quarter of 2006 and our concerns about overly optimistic near-term growth expectations on the part of market participants, we initiated a program to reduce the overall risk exposure of the portfolio. As part of this effort, we raised the cash level in the Fund, which stood at 51% as of 6/30/06. We expect cash levels to remain elevated until earnings expectations are revised to take into account the slower growth that should be expected in the domestic economy going forward. At the same time, we believe that continued economic development in the aforementioned BRIC countries is inevitable and we have maintained our overweights in the portfolio in energy, materials, and global telecommunications. We remain underweight in consumer non-durables and technology due to a lack of end-demand visibility, and are also underweight in healthcare stocks due to their elevated valuations.
      In conclusion, we believe that we are entering a period of heightened volatility in the global equity markets. We firmly believe, however, that our opportunistic multi-capitalization investment approach should give us the flexibility to face the numerous challenges that lie ahead.
Manu P. Daftary
DG Capital Management

SUB-ADVISER:
DG Capital Management

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$1,057,000,824

Top Ten Holdings** (% of net assets)

General Dynamics Corp.	2.53%
American Ecology Corp.	2.51%
CIT Group, Inc.	2.04%
Lockheed Martin Corp.	2.01%
Honeywell International, Inc.	2.00%
Raytheon Co.	1.92%
Ingersoll-Rand Co.	1.86%
Diamond Offshore Drilling, Inc.	1.76%
Allegheny Energy, Inc.	1.73%
Goldman Sachs Group, Inc.	1.67%

20.03%

** Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
2  2006 ANNUAL REPORT

Quaker Strategic Growth Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2006
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/06

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	7.39%	13.66%	6.22%	7.43%	17.65%	18.35%

Class B (inception date 08/01/2000)	7.77%	12.77%	6.17%	6.64%	4.15%	4.43%

Class C (inception date 07/11/2000)	11.77%	12.77%	6.64%	6.64%	4.35%	4.35%

Class I (inception date 07/20/2000)	13.91%	13.91%	7.69%	7.69%	5.16%	5.16%

S&P 500 Total Return Index	n/a	8.63%	n/a	2.49%	n/a	7.22%*

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2006 ANNUAL REPORT   3

Performance Update
Quaker Core Equity Fund (QUCEX, QCEBX, QCECX, QCEIX)
Objectives and Principal Strategies
      The Fund seeks to provide shareholders with long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in equity securities of domestic U.S. companies with large market capitalizations which the sub-adviser believes have strong fundamentals, increasing sales and earnings, a conservative balance sheet and reasonable expectations of continued earnings increases.
Performance Review and Market Outlook
      Over the previous 12 months (ended June 30, 2006), the Fund returned 9.57%* versus the Russell 1000® Growth Index of 6.12%. The overall market (S&P 500 Index) returned 8.63% as value stocks continued to outperform growth stocks. Large capitalization stocks underperformed their small capitalization peers as small growth stocks (Russell 2000 Growth Index) returned 14.58% during this time period. Overall, we were once again happy to outperform a growth index.
      This year’s outperformance, relative to both the S&P and the Russell 2000 Growth Index, was due to the Fund’s significant over-weights with “growth-at-a-price” stocks. We are in the process of tilting slightly more towards less volatile stocks — or in academic jargon — lower “beta” equities. The reason is that globally, there is liquidity being taken out of the markets by all central banks, meaning that an investor has to be even more certain of future expectations than before. The market, over the next twelve months, will likely be characterized by extreme volatility and extreme punishment for bad news. Given the current interest rates, we believe the market is “fairly” valued, but still has a little too much optimism built into its earnings forecasts. Accordingly, the Fund’s sector weights should remain high in the Energy sector (a cash flow machine), the Financial sector (the worst of the interest rate increases are behind them), and the Industrial sector (overweight of the Capital Equipment cycle). We will continue to be underweight in the Health Care sector, as we feel the large pharmaceuticals still face another couple of years of bad product cycle.
      The Fund will rotate in and out of stocks due to valuation parameters, and also due to earnings surprises/ revisions. We will continue to emphasize lower p/e’s and higher growth, but we will slightly tilt the portfolio towards lower beta stocks. To summarize, we like the Fund for a market we do not like.
John Geewax and Bruce Terker
Geewax, Terker & Co.

SUB-ADVISER:
Geewax, Terker & Co.

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$12,200,101

Top Ten Holdings** (% of net assets)

General Electric Co.	5.33%
Google, Inc.	4.47%
Burlington Northern Santa Fe Corp.	3.90%
CSX Corp.	3.58%
PetroChina Co. Ltd. ADR	3.42%
Norfolk Southern Corp.	3.32%
Wal-Mart Stores, Inc.	2.92%
BHP Billiton Ltd. ADR	2.82%
PepsiCo, Inc.	2.64%
Western Digital Corp.	2.53%

34.93%

** Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
4  2006 ANNUAL REPORT

Quaker Core Equity Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2006
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/06

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	3.54%	9.57%	(0.96)%	0.18%	2.68%	3.29%

Class B (inception date 11/14/2000)	3.74%	8.74%	(1.17)%	(0.57)%	(5.88)%	(5.55)%

Class C (inception date 06/30/2000)	7.79%	8.79%	(0.56)%	(0.56)%	(7.69)%	(7.69)%

Class I (inception date 07/14/2000)	9.81%	9.81%	0.44%	0.44%	(8.05)%	(8.05)%

Russell 1000 Growth Index	n/a	6.12%	n/a	(0.76)%	n/a	4.43%*

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2006 ANNUAL REPORT   5

Performance Update
Quaker Small-Cap Growth Fund (QSGAX, QSGBX, QSGCX, QSGIX)
Objectives and Principal Strategies
      The Fund seeks long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in U.S. common stocks with market capitalizations within the range of companies included in the Russell 2000® Growth Index.
Performance Review and Market Outlook
      It was a very big year for small growth stocks, as the Russell 2000 Growth Index was up 14.58% for the last twelve months versus the S&P 500 Index being up 8.63%. In this type of market, the Fund returned 12.32%.* This was done with stocks that were less volatile than the index, and with stocks that were more “growth-at-a-price” and not “earnings momentum” companies.
      As the market has become very volatile recently, some changes need to be implemented in the Fund. With central banks globally taking liquidity out of the market, there will be an even greater emphasis on cash flow, cheaper valuation, and avoiding negative earnings surprises. This is due to the fact that markets characterized by a drain in liquidity often times punish “bad news” severely, while not rewarding “good news”. In the next six to twelve months, the Fund will be geared to avoiding losers almost exclusively.
      Accordingly, the Fund will be larger than the Small Cap Index, have a lower p/e, and have a better growth profile. Lower “beta” names will drift into the Fund. We believe a premium will be put on these stocks by a risk adverse marketplace. However, our sector bets will remain the same, as we will overweight Energy (a cash flow machine), overweight Industrials (emphasize the Capital Equipment cycle over the Consumer cycle), and overweight the Financial sector (earnings are being revised up faster). Given these biases, we feel the Fund, with our more conservative management, is positioned to perform well versus the Small Growth Index going forward.
John Geewax and Bruce Terker
Geewax, Terker & Co.

SUB-ADVISER:
Geewax, Terker & Co.

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$3,884,373

Top Ten Holdings** (% of net assets)

Helix Energy Solutions Group, Inc.	3.65%
Arrow Electronics, Inc.	3.32%
Maverick Tube Corp.	3.25%
PetroChina Co. Ltd. ADR	3.17%
Jackson Hewitt Tax Service, Inc.	3.07%
Applied Industrial Technologies, Inc.	2.67%
Actuant Corp.	2.57%
Intevac, Inc.	2.57%
Wesco International, Inc.	2.39%
Komag, Inc.	2.38%

29.04%

**	Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
6  2006 ANNUAL REPORT

Quaker Small-Cap Growth Fund
Growth of a $10,000 Investment
September 18, 2000 (commencement of operations) to June 30, 2006
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/06

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 06/14/2001)	6.17%	12.32%	2.55%	3.72%	2.94%	4.11%

Class B (inception date 03/16/2001)	6.32%	11.32%	2.28%	2.82%	4.55%	4.86%

Class C (inception date 10/17/2001)	10.47%	11.47%	n/a	n/a	6.98%	6.98%

Class I (inception date 09/18/2000)	12.51%	12.51%	4.20%	4.20%	1.61%	1.61%

Russell 2000 Growth Index	n/a	14.58%	n/a	3.49%	n/a	0.73%*

*	The benchmark since inception returns are calculated since commencement of September 18, 2000 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
2006 ANNUAL REPORT   7

Performance Update
Quaker Capital Opportunities Fund (QUKTX, QCOBX, QCOCX)
Objectives and Principal Strategies
      The Fund seeks long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
      For the twelve months ended June 30, 2006, the Fund underperformed the S&P 500, 7.05%* vs. 8.63%. The first six-month period was characterized by strong outperformance by the Fund, as the long-held overweight position in the Energy sector was well rewarded. Supply/demand imbalances drove energy prices higher, further exacerbated by the unprecedented hurricane season. In the first half of 2006, however, a strong market rally surpassed the Fund’s returns, owing to the defensive positioning of the Fund and its significant exposure to the lagging Healthcare sector.
      During the first six months of 2006, investors saw a “reversal of fortunes” in the stock market, as the once-highflying averages came down to earth — and then some — visiting negative territory for a brief time. For the first four months of the year, the “Goldilocks” effect was in force, that is, every piece of economic and market news was seemingly being viewed positively, with no account being taken of the mounting risks. The risks that we had identified at the beginning of the year (and which were the basis for our defensive positioning), are now at least being weighed by the market. The first key risk is the Fed; with the Fed Funds rate now above 5%, the Fed is in “restrictive” mode, in our view, and a significant slowing in GDP growth in the second half of 2006 is now likely. Another major risk is that of the trajectory of consumer spending. Relative to 2005, the consumer is now facing higher borrowing costs, higher energy costs, and a potential “negative wealth effect” from lower home prices. Inflation is also moving higher, and a weaker dollar poses a threat.
      The Fund is positioned with these risks in mind and, as always, with your principal preservation as our first priority.
Charles A. Knott, J. Michael Barron, Peter M. Schofield
Knott Capital Management

SUB-ADVISER:
Knott Capital Management

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$24,790,785

Top Ten Holdings** (% of net assets)

Cephalon, Inc.	5.19%
Diageo PLC ADR	5.01%
Sanofi-Aventis ADR	4.52%
Textron, Inc.	4.39%
Rockwell Automation, Inc.	4.12%
PepsiCo, Inc.	4.12%
Danaher Corp.	4.05%
Medco Health Solutions, Inc.	4.00%
Praxair, Inc.	3.70%
Bank of America Corp.	3.63%

42.73%

** Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
8  2006 ANNUAL REPORT

Quaker Capital Opportunities Fund
Growth of a $10,000 Investment
January 31, 2002 (commencement of operations) to June 30, 2006
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 06/30/06

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 01/31/2002)	1.13%	7.05%	5.82%	7.19%

Class B (inception date 05/02/2002)	1.45%	6.31%	6.48%	7.07%

Class C (inception date 05/02/2002)	5.35%	6.32%	7.07%	7.07%

S&P 500 Total Return Index	n/a	8.63%	n/a	4.52%*

*	The benchmark since inception returns are calculated since commencement of January 31, 2002 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The S&P 500 Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries
2006 ANNUAL REPORT   9

Performance Update
Quaker Biotech Pharma-Healthcare Fund (QBPAX, QBPBX, CBPCX)
Objectives and Principal Strategies
      The Fund seeks long-term capital appreciation. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services.
Performance Review and Market Outlook
      The last twelve months have been challenging from an investment point-of-view. Economic uncertainties have reigned in investor enthusiasm and resulted in a flight to safe havens, particularly during the second quarter of 2006. As a result, biotech stocks have performed modestly over the last 12 months, +7.60% as measured by the Nasdaq Biotech Index (“NBI”), despite generally positive developments at the industry level. A number of significant drug approvals have occurred over the last 12 months. Clinical progress has been noteworthy in numerous therapeutic areas, including cancer, diabetes, hepatitis C, rare genetic diseases and eye disorders. On the regulatory front, Andrew von Eschenbach was appointed Commissioner of the U.S. Food and Drug Administration, alleviating concerns about a leaderless agency. Additionally, a regulatory tightening or slowdown — commonly expected following the Vioxx and Chiron flu vaccine events of late 2004 — does not seem to have materialized as innovative and differentiated drugs targeting areas of high unmet medical need (typically those developed by the biotech industry) do not seem to have been unnecessarily held up.
      For the 12 months ended June 30, 2006, Quaker Biotech Pharma-Healthcare Fund’s performance was up 2.14%* reflecting the cautious stance adopted given the difficult market conditions. Indeed, this performance was achieved with an average net long exposure of 50-60% and volatility about 25% lower than that of the NBI. The long side and the short side each provided about 1% to the performance of the Fund.
      Although short-term performance might continue to be challenging if investors continue to focus on global economic uncertainties, we are confident in the out performance of biotech over the longer term as fundamentals continue to improve, particularly as valuations are now at a 10 year low with large caps and emerging biotechs both trading below 24x and 6x forward earning and sales, respectively.
Michael Sjöström, CFA, Chief Investment Officer
Stephan Patten, CFA, Portfolio Manager
Sectoral Asset Management

SUB-ADVISER:
Sectoral Asset Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$19,257,677

Top Ten Holdings** (% of net assets)

Amgen, Inc.	5.93%
Gilead Sciences, Inc.	5.87%
Genzyme Corp.	5.67%
Serono SA	5.56%
Progenics Pharmaceuticals, Inc.	4.71%
CoTherix, Inc.	4.28%
CV Therapeutics, Inc.	4.05%
Onyx Pharmaceuticals, Inc.	3.98%
InterMune, Inc.	3.54%
ICOS Corp.	3.51%

47.10%

** Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
10  2006 ANNUAL REPORT

Quaker Biotech Pharma-Healthcare Fund
Growth of a $10,000 Investment
September 23, 2002 (commencement of operations) to June 30, 2006
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 06/30/06

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 10/14/2002)	(3.51)%	2.14%	8.39%	10.05%

Class B (inception date 09/23/2002)	(3.57)%	1.43%	8.46%	9.09%

Class C (inception date 11/20/2002)	0.43%	1.43%	9.49%	9.49%

NASDAQ Biotechnology Index	n/a	7.60%	n/a	15.02%*

*	The benchmark since inception returns are calculated since commencement of September 23, 2002 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The NASDAQ Biotechnology Index is a widely recognized, unmanaged index. It contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease which also meet other eligibility criteria. The NASDAQ Biotechnology Index is calculated under a modified capitalization-weighted methodology.
2006 ANNUAL REPORT   11

Performance Update
Quaker Mid-Cap Value Fund (QMCVX, QMCBX, QMCCX, QMVIX)
Objectives and Principal Strategies
      The Fund seeks to provide shareholders with long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalization of the companies included in the Russell MidCap® Value Index.
Performance Review and Market Outlook
      The Quaker Mid-Cap Value Fund ended its fiscal year on June 30, 2006 with the Fund returning 10.32%.* This was less than the Russell MidCap Value Index return of 14.26%, but ahead of the S&P 500 Index return of 8.63%.
      In 1990, we conducted a study of those factors that influence equity prices. This study concluded that Quality, Value and Business Prospects have the greatest influence on equity prices. We conducted this study again in 1998 and again last year. And each time the results led to the same conclusion.
      Our disciplined approach creates a 40 stock portfolio that has a lower beta than the market. Our portfolios have a lower debt-to-equity ratio, high credit quality scores and lower earnings variability than the market. Our portfolios have a lower Price-to-Earnings ratio, higher projected growth rates and higher net profit margins than the market. We identify undervalued companies to enhance returns and high quality companies to mitigate risk. Over the last 30 years, high quality companies have just slightly out-performed low quality companies, but they have done so with 1/3 less risk.
      The Fund enjoyed considerable out-performance against its benchmark for the first 10 months of the fiscal year, but the sell-off that began in May has been troubling. Quality has not had the impact on performance that a rising interest rate environment would suggest. Equity valuations of companies with highly levered balance sheets have not suffered as the cost of capital has risen.
      We thank you for your participation in the Quaker Mid-Cap Value Fund. Our first mandate is to provide you with out-performance in 3 out of 4 quarters, 3 out of 4 years and by 600 basis points or more. Our second mandate is to provide you with clear and concise high quality reporting so that you can analyze and understand how we generate your performance. We are loyal to these disciplines.
Anthony Soslow, CFA, Philip Mendelsohn, CFA and John Hammerschmidt
Global Capital Management, Inc.

SUB-ADVISER:
Global Capital Management, Inc.

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$91,014,668

Top Ten Holdings** (% of net assets)

Oregon Steel Mills, Inc.	3.62%
American Eagle Outfitters, Inc.	3.37%
HCC Insurance Holdings, Inc.	3.23%
Kla-Tencor Corp.	3.21%
Helix Energy Solutions Group, Inc.	3.10%
Amphenol Corp.	3.07%
Coventry Health Care, Inc.	3.02%
Armor Holdings, Inc.	3.01%
W.R. Berkley Corp.	3.00%
YRC Worldwide, Inc.	2.78%

31.41%

** Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
12  2006 ANNUAL REPORT

Quaker Mid-Cap Value Fund
Growth of a $10,000 Investment
December 31, 1997 (commencement of operations) to June 30, 2006
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/06

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 12/31/1997)	4.25%	10.32%	12.34%	13.61%	9.11%	9.84%

Class B (inception date 01/05/2001)	4.76%	9.47%	12.48%	12.85%	13.27%	13.48%

Class C (inception date 07/31/2000)	8.53%	9.47%	12.73%	12.73%	13.11%	13.11%

Class I (inception date 11/21/2000)	10.56%	10.56%	13.87%	13.87%	14.91%	14.91%

Russell Midcap Value Index	n/a	14.26%	n/a	13.01%	n/a	10.75%*

*	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
2006 ANNUAL REPORT   13

Performance Update
Quaker Small-Cap Value Fund (QUSVX, QSVBX, QSVCX, QSVIX)
Objectives and Principal Strategies
      The Fund seeks to provide shareholders with long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in equity securities of domestic U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index.
Performance Review and Market Outlook
      It was a good year in both absolute and relative terms. For the fiscal year ended June 30, 2006, Quaker Small-Cap Value Fund’s performance was up 16.76%* while the Fund’s benchmark, the Russell 2000 Index (a broad-based cross-section of the entire U.S. small-cap market) returned 14.58%. We aim to outperform our benchmark after fees and expenses, and indeed, we did. While we can’t guarantee such performance every year, our track record shows that we have been able to achieve it over the long run.
      What we can guarantee is an investment strategy that is value oriented and disciplined. AJO maintains a fully invested, diversified portfolio of attractive small-cap stocks. The economic outlook — ours or anyone else’s — plays no role in the Fund’s structure; instead, our work seeks well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. As we search for opportunities, we keep a keen eye on minimizing transaction costs, enabling us to realize the profits from superior stock selection.
Theodore Aronson, Kevin J. Johnson, and Martha E. Ortiz
Aronson+Johnson+Ortiz, LP

SUB-ADVISER:
Aronson+Johnson+Ortiz, LP

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$76,398,172

Top Ten Holdings** (% of net assets)

Jones Lang LaSalle, Inc.	1.07%
Eagle Materials, Inc.	1.01%
Steel Dynamics, Inc.	1.00%
Lexmark International, Inc.	0.99%
Veritas DGC, Inc.	0.96%
A.G. Edwards, Inc.	0.96%
Dade Behring, Inc.	0.94%
Autoliv, Inc.	0.93%
CB Richard Ellis Group, Inc.	0.93%
Holly Corp.	0.93%

9.72%

** Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
14  2006 ANNUAL REPORT

Quaker Small-Cap Value Fund
Growth of a $10,000 Investment
November 25, 1996 (commencement of operations) to June 30, 2006
Average Annualized Total Return

					Commencement
					of operations
	One Year		Five Year		through 06/30/06

	with	without	with	without	with	without
	sales charge	sales charge	sales charge	sales charge	sales charge	sales charge

Class A (inception date 11/25/1996)	10.33%	16.76%	11.26%	12.53%	13.34%	14.01%

Class B (inception date 11/14/2000)	10.99%	15.95%	11.28%	11.67%	13.23%	13.43%

Class C (inception date 07/28/2000)	14.92%	15.91%	11.73%	11.73%	14.45%	14.45%

Class I (inception date 09/12/2000)	17.12%	17.12%	12.80%	12.80%	13.71%	13.71%

Russell 2000 Index	n/a	14.58%	n/a	8.49%	n/a	9.18%*

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 2000 Index is a widely recognized unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000 Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000 Index, with a market capitalization range from $128 million to $1.3 billion.
2006 ANNUAL REPORT   15

Performance Update
Geewax Terker Core Value Fund (QUGTX)
Objectives and Principal Strategies
      The Fund seeks to achieve long-term capital appreciation through the prudent investment of securities issued by companies considered by the sub-adviser to be “value” oriented companies. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Performance Review and Market Outlook
      The past twelve-month period ended June 30, 2006, has been a favorable one for the Fund. The Fund handily beat the Russell 1000 Value Index 21.42%* versus 12.10% for the Index. The S&P 500 was only up 8.63% for this period. Our valuation discipline, which not only considers an estimated p/e but also an estimated growth rate, allowed us to tilt towards “growth-at-a-price” companies that delivered excess returns not only via a p/e expansion, but also through an EPS increase.
      The Fund is overweight in the Industrial sector, and slightly overweight in the Technology sector, while underweight in Energy and Financials. In the current environment characterized by higher interest rates and global liquidity being drained from the system via central banks, we will be decreasing our Technology overweight and increasing both our Energy and Financial sector weights. The former is due to the high cash flow within the Energy sector, and the later is due to their fundamental cheapness on any valuation parameter.
      Our emphasis will continue to be on a “growth-at-a-price” strategy as we are still in a global growth cycle driven by Investment/ Capital Equipment spending. We feel that we will be able to have a lower risk profile via valuation, and lower “beta”, and can still have a better growth profile. Although we are not happy with the overall stock market at the current time, we are happy with our valuation approach and the course it has directed us in. Accordingly, we will be underweighted in the higher dividend yielding stocks (especially REITs), as we feel their total expected return (Yield + Growth) is much lower than other companies in the Fund. Our growth-at-a-price tilt should distinguish us again in the coming year.
John Geewax and Bruce Terker
Geewax, Terker & Co.

SUB-ADVISER:
Geewax, Terker & Co.

TOTAL NET ASSETS: AS OF JUNE 30, 2006:
$2,718,875

Top Ten Holdings** (% of net assets)

General Electric Co.	4.36%
Goldman Sachs Group, Inc.	3.87%
Johnson Controls, Inc.	3.63%
Caterpillar, Inc.	3.29%
Peabody Energy Corp.	3.28%
BHP Billiton Ltd. ADR	3.17%
International Business Machines Corp.	3.11%
Eaton Corp.	2.77%
Wal-Mart de Mexico SA de CV ADR	2.58%
United Parcel Service, Inc.	2.45%

32.51%

**	Excludes Short-Term Investments

*	Performance shown is not reflective of sales charges. See Total Return Table on the next page for performance with sales charges.
16  2006 ANNUAL REPORT

Geewax Terker Core Value Fund
Growth of a $10,000 Investment
March 26, 2002 (commencement of operations) to June 30, 2006
Average Annualized Total Return

			Commencement
			of operations
	One Year		through 06/30/06

	with	without	with	without
	sales charge	sales charge	sales charge	sales charge

Class A (inception date 03/26/2002)	14.74%	21.42%	9.60%	11.06%

Russell 1000 Value Index	n/a	12.10%	n/a	8.47%*

*	The benchmark since inception returns are calculated since commencement of March 26, 2002 through June 30, 2006.
      Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Total return includes reinvestment of dividends and capital gains.
      The line graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
      The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
      The Russell 1000 Value Index is a widely recognized, unmanaged market capitalization index comprised of the largest 1000 companies represented in the Russell 3000® Index. The Index currently represents approximately 92% of the market capitalization of the Russell 3000 Index, with a market capitalization range from $1.6 billion to $4.0 billion. The Russell 1000 Value Index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values.
2006 ANNUAL REPORT   17

Expense Information:
      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2006 through June 30, 2006.
Actual Expenses
       The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison Purposes
       The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 1/01/2006	Ratio For the Period	Value 06/30/06	During the Period*
Quaker Strategic Growth Fund

Actual return based on actual return of:
Class A	2.46%	$1,000.00	1.84%	$1,024.60	$9.24
Class B	2.12%	1,000.00	2.59%	1,021.20	12.98
Class C	2.08%	1,000.00	2.59%	1,020.80	12.98
Class I	2.60%	1,000.00	1.59%	1,026.00	7.99

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.84%	1,015.67	9.20
Class B		1,000.00	2.59%	1,011.95	12.92
Class C		1,000.00	2.59%	1,011.95	12.92
Class I		1,000.00	1.59%	1,016.91	7.95

Quaker Core Equity Fund

Actual return based on actual return of:
Class A	4.05%	1,000.00	1.81%	1,040.50	9.16
Class B	3.69%	1,000.00	2.56%	1,036.90	12.93
Class C	3.72%	1,000.00	2.56%	1,037.20	12.93
Class I	4.13%	1,000.00	1.56%	1,041.30	7.90

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.81%	1,015.82	9.05
Class B		1,000.00	2.56%	1,012.10	12.77
Class C		1,000.00	2.56%	1,012.10	12.77
Class I		1,000.00	1.56%	1,017.06	7.80

18  2006 ANNUAL REPORT

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 1/01/2006	Ratio For the Period	Value 06/30/06	During the Period*
Quaker Small-Cap Growth Fund

Actual return based on actual return of:
Class A	5.75%	$1,000.00	1.95%	$1,057.50	$9.95
Class B	5.25%	1,000.00	2.70%	1,052.50	13.74
Class C	5.32%	1,000.00	2.70%	1,053.20	13.75
Class I	5.79%	1,000.00	1.70%	1,057.90	8.67

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.95%	1,015.12	9.74
Class B		1,000.00	2.70%	1,011.41	13.47
Class C		1,000.00	2.70%	1,011.41	13.47
Class I		1,000.00	1.70%	1,016.36	8.50

Quaker Capital Opportunities Fund

Actual return based on actual return of:
Class A	0.00%	1,000.00	1.62%	1,000.00	8.03
Class B	(0.37)%	1,000.00	2.37%	996.30	11.73
Class C	(0.28)%	1,000.00	2.37%	997.20	11.74

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.62%	1,016.76	8.10
Class B		1,000.00	2.37%	1,013.04	11.83
Class C		1,000.00	2.37%	1,013.04	11.83

Quaker Biotech Pharma-Healthcare Fund

Actual return based on actual return of:
Class A	(2.34)%	1,000.00	2.24%	976.60	10.98
Class B	(2.64)%	1,000.00	2.99%	973.60	14.63
Class C	(2.64)%	1,000.00	2.99%	973.60	14.63

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.24%	1,013.70	11.18
Class B		1,000.00	2.99%	1,009.97	14.90
Class C		1,000.00	2.99%	1,009.97	14.90

Quaker Mid-Cap Value Fund

Actual return based on actual return of:
Class A	3.45%	1,000.00	1.71%	1,034.50	8.63
Class B	3.05%	1,000.00	2.46%	1,030.50	12.38
Class C	3.10%	1,000.00	2.46%	1,031.00	12.39
Class I	3.56%	1,000.00	1.46%	1,035.60	7.37

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.71%	1,016.31	8.55
Class B		1,000.00	2.46%	1,012.60	12.28
Class C		1,000.00	2.46%	1,012.60	12.28
Class I		1,000.00	1.46%	1,017.55	7.30

2006 ANNUAL REPORT   19

Expense Information

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 1/01/2006	Ratio For the Period	Value 06/30/06	During the Period*
Quaker Small-Cap Value Fund

Actual return based on actual return of:
Class A	7.73%	$1,000.00	1.77%	$1,077.30	$9.12
Class B	7.36%	1,000.00	2.52%	1,073.60	12.96
Class C	7.34%	1,000.00	2.52%	1,073.40	12.96
Class I	7.87%	1,000.00	1.52%	1,078.70	7.83

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.77%	1,016.02	8.85
Class B		1,000.00	2.52%	1,012.30	12.57
Class C		1,000.00	2.52%	1,012.30	12.57
Class I		1,000.00	1.52%	1,017.26	7.60

Geewax Terker Core Value Fund

Actual return based on actual return of:
Class A	8.72%	1,000.00	0.91%	1,087.20	4.71

Hypothetical return based on assumed 5% return
Class A		1,000.00	0.91%	1,020.28	4.56

*	Expenses are equal to the Fund’s annualized six-month expense ratios (including reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.
20  2006 ANNUAL REPORT

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 55.52%

Basic Materials — 6.34%
Mining — 6.34%
Alcoa, Inc.	380,600	$12,316,216
BHP Billiton Ltd. ADR	374,043	16,110,032
Cameco Corp.	385,300	15,400,441
Inco Ltd.	154,400	10,174,960
Phelps Dodge Corp.	158,000	12,981,280

Total Basic Materials (Cost $64,837,420)		66,982,929

Communications — 4.91%
Telecommunications — 4.91%
America Movil SA de CV ADR	324,000	10,776,240
China Mobile Hong Kong Ltd. ADR	452,200	12,937,442
NII Holdings, Inc.(a)	272,930	15,387,793
Nokia Corp. ADR	369,000	7,475,940
Qualcomm, Inc.	133,400	5,345,338

Total Communications (Cost $45,901,841)		51,922,753

Consumer, Cyclical — 1.45%
Airlines — 1.45%
AMR Corp.(a)	601,900	15,300,298

Total Consumer, Cyclical (Cost $16,301,776)		15,300,298

Energy — 13.27%
Oil & Gas — 13.27%
Canadian Natural Resources Ltd.	288,400	15,971,592
ConocoPhillips	235,900	15,458,527
Diamond Offshore Drilling, Inc.	222,100	18,640,853
Halliburton Co.	222,400	16,504,304
Nabors Industries Ltd.(a)	66,900	2,260,551
National Oilwell Varco, Inc.(a)	194,400	12,309,408
Schlumberger Ltd.	243,300	15,841,263
Suncor Energy, Inc.	208,100	16,858,181
Valero Energy Corp.	239,600	15,938,192
Weatherford International Ltd.(a)	212,500	10,544,250

Total Energy (Cost $134,412,727)		140,327,121

Financial — 10.12%
Banks — 2.90%
Mellon Financial Corp.	465,300	16,020,279
State Street Corp.	252,000	14,638,680

		30,658,959

Financial Services — 5.76%
CIT Group, Inc.	413,100	21,600,999
Goldman Sachs Group, Inc.	117,000	17,600,310
Merrill Lynch & Co., Inc.	160,200	11,143,512
Sanders Morris Harris Group, Inc.	698,800	10,558,868

		60,903,689

Insurance — 1.46%
Lincoln National Corp.	272,303	15,368,781

Total Financial (Cost $105,384,629)		106,931,429

Healthcare — 1.07%
Healthcare – Services — 1.07%
Aetna, Inc.	282,400	11,276,232

Total Healthcare (Cost $11,390,525)		11,276,232

Industrial — 14.96%
Aerospace & Defense — 6.45%
General Dynamics Corp.	407,800	26,694,588
Lockheed Martin Corp.	295,700	21,213,518
Raytheon Co.	455,600	20,306,092

		68,214,198

Environmental Control — 2.51%
American Ecology Corp.(c)	1,000,395	26,510,468

Miscellaneous Manufacturing — 5.02%
3M Co.	151,700	12,252,809
Honeywell International, Inc.	524,700	21,145,410
Ingersoll-Rand Co.	460,000	19,678,800

		53,077,019

Transportation — 0.98%
Burlington Northern Santa Fe Corp.	130,400	10,334,200

Total Industrial (Cost $135,872,549)		158,135,885

Technology — 0.25%
Computer Software & Services — 0.25%
Nestor, Inc.(a)	820,200	2,649,164

Total Technology (Cost $3,969,709)		2,649,164

Utilities — 3.15%
Electric — 3.15%
AES Corp.(a)	817,000	15,073,650
Allegheny Energy, Inc.(a)	492,500	18,256,975

Total Utilities (Cost $23,450,393)		33,330,625

Total Common Stocks (Cost $541,521,569)		586,856,436

Preferred Stocks — 0.16%

Consumer, Non-cyclical — 0.16%
Household Products — 0.16%
Ronco Corp.(a)(b)	760,000	1,710,000

Total Consumer, Non-cyclical (Cost $2,865,200)		1,710,000

Total Preferred Stocks (Cost $2,865,200)		1,710,000

2006 ANNUAL REPORT   21

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2006

	Number	Market
	of Shares	Value

Warrants — 0.00%

Waste Services, Inc. Warrants Expiration: April, 2009, Exercise Price: $12.00(a)	16,667	$—

Total Warrants (Cost $0)		—

	Principal
	Amount
Short Term Investments — 44.22%

U.S. Government & Agency Obligations — 34.69%
U.S. Treasury Bill
4.40%, 07/27/2006	$50,000,000	49,832,806
4.62%, 08/17/2006	120,000,000	119,267,583
4.64%, 09/14/2006	100,000,000	99,039,000
4.70%, 09/21/2006	60,000,000	59,362,200
4.97%, 12/07/2006	40,000,000	39,137,160

		366,638,749

	Number
	of Shares
Money Market Funds — 9.53%
Merrill Lynch Master EBP Repo Money Market Fund	61,284,170	61,284,170
Reserve Primary Fund	7,474,554	7,474,554
Reserve U.S. Government Fund	31,927,181	31,927,181

		100,685,905

Total Short Term Investments (Cost $467,290,994)		467,324,654

Total Investments (Cost $1,011,677,763) — 99.90%		1,055,891,090

Other Assets in Excess of Liabilities, Net 0.10%		1,109,734

Total Net Assets — 100.00%		$1,057,000,824

	Number	Market
Schedule of Securities Sold Short	of Shares	Value
Common Stocks — 7.03%

Amazon.Com, Inc.(a)	379,200	$14,667,456
Apple Computer, Inc.(a)	91,200	5,209,344
Chico’s FAS, Inc.(a)	123,700	3,337,426
Echostar Communications Corp.(a)	227,400	7,006,194
Lowe’s Cos., Inc.	91,200	5,533,104
Mohawk Industries, Inc.(a)	98,500	6,929,475
Sciele Pharma, Inc.(a)	346,862	8,043,730
Silicon Laboratories, Inc.(a)	76,300	2,681,945
Trident Microsystems, Inc.(a)	272,400	5,170,152
Warren Resources, Inc.(a)	181,500	2,606,340
Wendy’s International, Inc.	99,300	5,788,197
Whirlpool Corp.	34,600	2,859,690
Zoran Corp.(a)	183,700	4,471,258

Total Common Stocks (Proceeds $73,224,621)		$74,304,311

Equity Funds — 0.05%

NASDAQ-100 Index Tracking Stock	12,500	484,500

Total Equity Funds (Proceeds $477,111)		$484,500

Total Securities Sold Short (Proceeds $73,701,732)		$74,788,811

ADR	American Depository Receipt

(a)	Non-income producing security

(b)	Restricted security acquired on June 24, 2005 at a cost of $2,865,200. Since market quotations are not readily available for this security, it was valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at June 30, 2006 is $1,710,000, which represents 0.16% of total net assets.

(c)	Affiliated by holding more than 5% of the outstanding voting stock of the company. The total fair value of such securities at June 30, 2006 is $26,510,468, which represents 2.51% of total net assets.
22  2006 ANNUAL REPORT

Schedule of Investments
Quaker Core Equity Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 99.55%

Basic Materials — 4.10%
Mining — 4.10%
BHP Billiton Ltd. ADR	8,000	$344,560
Vulcan Materials Co.	2,000	156,000

Total Basic Materials (Cost $419,862)		500,560

Communications — 9.64%
Internet Software & Services — 4.70%
Google, Inc.(a)	1,300	545,129
Stamps.com, Inc.(a)	1,000	27,820

		572,949

Multimedia — 2.33%
News Corp.	2,300	44,114
The Walt Disney Co.	8,000	240,000

		284,114

Telecommunications — 2.61%
Anixter International, Inc.(a)	1,700	80,682
Corning, Inc.(a)	5,100	123,369
Motorola, Inc.	5,700	114,855

		318,906

Total Communications (Cost $1,147,071)		1,175,969

Consumer, Cyclical — 13.60%
Auto Manufacturers — 0.82%
Oshkosh Truck Corp.	2,100	99,792

Entertainment & Leisure — 0.68%
Harrah’s Entertainment, Inc.	400	28,472
Penn National Gaming, Inc.(a)	1,400	54,292

		82,764

Housewares — 0.28%
Lifetime Brands, Inc.	1,600	34,672

Retail — 11.82%
Cash America International, Inc.	3,650	116,800
CVS Corp.	6,100	187,270
J.C. Penney Co., Inc.	3,000	202,530
Longs Drug Stores Corp.	1,000	45,620
Lowe’s Cos., Inc.	3,250	197,178
Ruby Tuesday, Inc.	1,400	34,174
Staples, Inc.	5,100	124,032
Target Corp.	1,900	92,853
Wal-Mart de Mexico SA de CV ADR	3,060	85,936
Wal-Mart Stores, Inc.	7,395	356,217

		1,442,610

Total Consumer, Cyclical (Cost $1,617,838)		1,659,838

Consumer, Non-cyclical — 6.99%
Agricultural Products — 0.24%
Altria Group, Inc.	400	29,372

Commercial Services — 2.47%
Jackson Hewitt Tax Service, Inc.	8,300	260,205
Robert Half International, Inc.	1,000	42,000

		302,205

Food & Beverages — 2.64%
PepsiCo, Inc.	5,360	321,814

Household Products — 1.64%
Fortune Brands, Inc.	1,700	120,717
Jarden Corp.(a)	2,595	79,018

		199,735

Total Consumer, Non-cyclical (Cost $804,661)		853,126

Energy — 10.90%
Coal — 0.32%
Peabody Energy Corp.	700	39,025

Oil & Gas — 10.58%
Baker Hughes, Inc.	1,300	106,405
Chesapeake Energy Corp.	3,700	111,925
Halliburton Co.	3,200	237,472
Helmerich & Payne, Inc.	1,000	60,260
Maverick Tube Corp.(a)	2,500	157,975
PetroChina Co. Ltd. ADR	3,860	416,764
Valero Energy Corp.	3,000	199,560

		1,290,361

Total Energy (Cost $905,216)		1,329,386

Financial — 6.98%
Banks — 0.75%
Barclays PLC ADR	2,000	91,560

Financial Services — 5.53%
AllianceBernstein Holding LP	3,000	183,420
BlackRock, Inc.	1,000	139,170
Goldman Sachs Group, Inc.	800	120,344
JPMorgan Chase & Co.	2,000	84,000
Lehman Brothers Holdings, Inc.	1,000	65,150
Morgan Stanley	1,300	82,173

		674,257

Real Estate — 0.70%
Capital Trust, Inc.	2,400	85,488

Total Financial (Cost $823,840)		851,305

Healthcare — 9.67%
Biotechnology — 0.49%
Digene Corp.(a)	500	19,370
Genentech, Inc.(a)	500	40,900

		60,270

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   23

Schedule of Investments
Quaker Core Equity Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Healthcare – Services — 3.31%
Humana, Inc.(a)	3,500	$187,950
Quest Diagnostics, Inc.	1,800	107,856
UnitedHealth Group, Inc.	2,400	107,472

		403,278

Pharmaceuticals — 5.87%
Caremark RX, Inc.	1,800	89,766
Express Scripts, Inc.(a)	2,100	150,654
Novartis AG ADR	3,300	177,936
Omnicare, Inc.	1,000	47,420
Schering-Plough Corp.	13,130	249,864

		715,640

Total Healthcare (Cost $1,144,394)		1,179,188

Industrial — 31.42%
Aerospace & Defense — 0.80%
Raytheon Co.	2,200	98,054

Building Materials — 0.75%
Martin Marietta Materials, Inc.	1,000	91,150

Electrical Components & Equipment — 2.17%
Ametek, Inc.	5,600	265,328

Electronics — 2.48%
Avnet, Inc.(a)	3,000	60,060
Benchmark Electronics, Inc.(a)	9,400	226,728
Vishay Intertechnology, Inc.(a)	1,000	15,730

		302,518

Environmental Control — 0.34%
Allied Waste Industries, Inc.(a)	3,600	40,896

Machinery – Construction & Mining — 1.47%
Caterpillar, Inc.	2,400	178,752

Machinery – Diversified — 1.29%
Applied Industrial Technologies, Inc.	1,500	36,465
Astec Industries, Inc.(a)	1,900	64,828
Wabtec Corp.	1,500	56,100

		157,393

Metal Fabricate & Hardware — 0.54%
Mueller Industries, Inc.	2,000	66,060

Miscellaneous Manufacturing — 8.52%
3M Co.	1,100	88,847
General Electric Co.	19,740	650,630
Harsco Corp.	2,400	187,104
Leggett & Platt, Inc.	2,300	57,454
Textron, Inc.	600	55,308

		1,039,343

Transportation — 13.06%
Burlington Northern Santa Fe Corp.	6,000	475,500
CSX Corp.	6,200	436,728
Kirby Corp.(a)	3,040	120,080
Norfolk Southern Corp.	7,600	404,472
United Parcel Service, Inc.	1,900	156,427

		1,593,207

Total Industrial (Cost $3,416,214)		3,832,701

Technology — 5.39%
Computer Software & Services — 0.09%
Trident Microsystems, Inc.(a)	600	11,388

Computers — 4.67%
International Business Machines Corp.	3,400	261,188
Western Digital Corp.(a)	15,600	309,036

		570,224

Semiconductors — 0.63%
Amkor Technology, Inc.(a)	2,100	19,866
Fairchild Semiconductor International, Inc.(a)	2,600	47,242
On Semiconductor Corp.(a)	1,600	9,408

		76,516

Total Technology (Cost $728,079)		658,128

Utilities — 0.86%
Electric — 0.86%
Dominion Resources, Inc.	1,400	104,706

Total Utilities (Cost $101,051)		104,706

Total Common Stocks (Cost $11,108,226)		12,144,907

Short Term Investments — 0.59%

Money Market Funds — 0.59%
Evergreen Institutional Money Market Fund	71,714	71,714

Total Short Term Investments (Cost $71,714)		71,714

Total Investments (Cost $11,179,940) — 100.14%		12,216,621

Liabilities in Excess of Other Assets, Net (0.14)%		(16,520)

Total Net Assets — 100.00%		$12,200,101

ADR	American Depository Receipt

(a)	Non-income producing security
24  2006 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Growth Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 99.38%

Basic Materials — 2.95%
Chemicals — 0.29%
Spartech Corp.	500	$11,300

Iron & Steel Production — 1.55%
Allegheny Technologies, Inc.	870	60,239

Mining — 1.11%
BHP Billiton Ltd. ADR	1,000	43,070

Total Basic Materials (Cost $113,154)		114,609

Communications — 4.05%
Internet Software & Services — 1.94%
24/7 Real Media, Inc.(a)	3,000	26,340
Emdeon Corp.(a)	1,700	21,097
Stamps.com, Inc.(a)	1,000	27,820

		75,257

Telecommunications — 2.11%
Anixter International, Inc.(a)	1,270	60,274
Fairpoint Communications, Inc.	700	10,080
RF Micro Devices, Inc.(a)	1,930	11,522

		81,876

Total Communications (Cost $155,021)		157,133

Consumer, Cyclical — 15.26%
Apparel — 0.36%
Volcom, Inc.(a)	440	14,076

Auto Manufacturers — 1.25%
Oshkosh Truck Corp.	1,020	48,470

Distribution & Wholesale — 4.38%
Central European Distribution Corp.(a)	1,000	25,160
Directed Electronics, Inc.(a)	1,690	22,173
Watsco, Inc.	500	29,910
Wesco International, Inc.(a)	1,390	92,796

		170,039

Entertainment & Leisure — 1.71%
Isle Capri Casinos, Inc.(a)	1,000	25,650
Penn National Gaming, Inc.(a)	1,050	40,719

		66,369

Housewares — 0.44%
Lifetime Brands, Inc.	800	17,336

Lodging — 1.35%
Boyd Gaming Corp.	1,300	52,468

Retail — 5.77%
Buffalo Wild Wings, Inc.(a)	1,180	45,206
J.C. Penney Co., Inc.	550	37,130
Jack in the Box, Inc.(a)	500	19,600
Longs Drug Stores Corp.	950	43,339
Ruby Tuesday, Inc.	1,000	24,410
Wal-Mart de Mexico SA de CV ADR	1,940	54,483

		224,168

Total Consumer, Cyclical (Cost $570,160)		592,926

Consumer, Non-cyclical — 7.64%
Commercial Services — 5.16%
Administaff, Inc.	360	12,892
Cenveo, Inc.(a)	930	16,693
Healthcare Services Group, Inc.	1,400	29,330
Jackson Hewitt Tax Service, Inc.	3,800	119,130
United Rentals North America, Inc.(a)	700	22,386

		200,431

Food & Beverages — 0.76%
Maui Land & Pineapple Co.(a)	400	15,120
National Beverage Corp.(a)	1,000	14,350

		29,470

Household Products — 1.72%
Church & Dwight Co., Inc.	1,000	36,420
Jarden Corp.(a)	1,000	30,450

		66,870

Total Consumer, Non-cyclical (Cost $291,861)		296,771

Energy — 17.41%
Coal — 0.85%
Foundation Coal Holdings, Inc.	700	32,851

Oil & Gas — 16.56%
Basic Energy Services, Inc.(a)	2,000	61,140
Bronco Drilling Co., Inc.(a)	2,200	45,958
CARBO Ceramics, Inc.	370	18,178
FMC Technologies, Inc.(a)	600	40,476
Grant Prideco, Inc.(a)	340	15,215
Helix Energy Solutions Group, Inc.(a)	3,510	141,664
Maverick Tube Corp.(a)	2,000	126,380
NATCO Group, Inc.(a)	460	18,492
Parallel Petroleum Corp.(a)	1,140	28,169
PetroChina Co. Ltd. ADR	1,140	123,086
SEACOR Holdings, Inc.(a)	300	24,630

		643,388

Total Energy (Cost $605,734)		676,239

Financial — 9.91%
Banks — 1.36%
First Regional Bancorp(a)	600	52,800

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   25

Schedule of Investments
Quaker Small-Cap Growth Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Financial Services — 3.55%
AllianceBernstein Holding LP	1,000	$61,140
JPMorgan Chase & Co.	500	21,000
Portfolio Recovery Associates, Inc.(a)	1,220	55,754

		137,894

Insurance — 4.29%
China Life Insurance Co. Ltd. ADR	1,000	63,300
Hanover Insurance Group, Inc.	330	15,662
ING Groep NV ADR	1,000	39,320
Tower Group, Inc.	1,600	48,400

		166,682

Investment Companies — 0.71%
Ares Capital Corp.	1,000	16,930
Gladstone Capital Corp.	500	10,695

		27,625

Total Financial (Cost $365,196)		385,001

Healthcare — 6.31%
Biotechnology — 1.02%
Digene Corp.(a)	500	19,370
Dusa Pharmaceuticals, Inc.(a)	3,540	20,001

		39,371

Healthcare – Products — 1.24%
West Pharmaceutical Services, Inc.	1,330	48,252

Healthcare – Services — 2.56%
Air Methods Corp.(a)	1,583	41,443
Sierra Health Services(a)	1,290	58,089

		99,532

Pharmaceuticals — 1.49%
Adams Respiratory Therapeutics, Inc.(a)	1,300	58,006

Total Healthcare (Cost $236,171)		245,161

Industrial — 28.66%
Aerospace & Defense — 0.40%
Esterline Technologies Corp.(a)	370	15,388

Building Materials — 2.29%
Genlyte Group, Inc.(a)	700	50,701
Martin Marietta Materials, Inc.	420	38,283

		88,984

Electronics — 8.96%
Arrow Electronics, Inc.(a)	4,000	128,800
Avnet, Inc.(a)	1,000	20,020
Benchmark Electronics, Inc.(a)	1,500	36,180
II-VI, Inc.(a)	2,850	52,155
Rogers Corp.(a)	1,200	67,608
TTM Technologies, Inc.(a)	3,000	43,410

		348,173

Environmental Control — 0.66%
Allied Waste Industries, Inc.(a)	2,240	25,447

Machinery – Diversified — 13.53%
Actuant Corp.	2,000	99,900
Applied Industrial Technologies, Inc.	4,260	103,561
Astec Industries, Inc.(a)	1,300	44,356
Gardner Denver, Inc.(a)	2,000	77,000
Intevac, Inc.(a)	4,600	99,728
Manitowoc Co., Inc.	250	11,125
Middleby Corp.(a)	500	43,280
Robbins & Myers, Inc.	500	13,070
Wabtec Corp.	900	33,660

		525,680

Metal Fabricate & Hardware — 1.65%
Mueller Industries, Inc.	1,940	64,078

Miscellaneous Manufacturing — 0.37%
Barnes Group, Inc.	720	14,364

Packaging & Containers — 0.80%
Pactiv Corp.(a)	640	15,840
Silgan Holdings, Inc.	410	15,174

		31,014

Total Industrial (Cost $1,045,412)		1,113,128

Technology — 7.19%
Computers — 2.38%
Komag, Inc.(a)	2,000	92,360

Electronic Equipment & Instruments — 0.85%
Global Imaging Systems, Inc.(a)	800	33,024

Semiconductors — 3.96%
Amkor Technology, Inc.(a)	2,600	24,596
Diodes, Inc.(a)	470	19,477
Fairchild Semiconductor International, Inc.(a)	2,300	41,791
Leadis Technology, Inc.(a)	1,000	5,520
Microsemi Corp.(a)	790	19,260
On Semiconductor Corp.(a)	4,640	27,283
Rudolph Technologies, Inc.(a)	1,100	15,950

		153,877

Total Technology (Cost $296,654)		279,261

Total Common Stocks (Cost $3,679,363)		3,860,229

26  2006 ANNUAL REPORT

	Number	Market
	of Shares	Value
Short Term Investments — 0.48%

Money Market Funds — 0.48%
Evergreen Institutional Money Market Fund	18,542	$18,542

Total Short Term Investments (Cost $18,542)		18,542

Total Investments (Cost $3,697,905) — 99.86%		3,878,771

Other Assets in Excess of Liabilities, Net 0.14%		5,602

Total Net Assets — 100.00%		$3,884,373

ADR	American Depository Receipt

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   27

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 88.16%

Basic Materials — 3.70%
Chemicals — 3.70%
Praxair, Inc.	17,000	$918,000

Total Basic Materials (Cost $819,677)		918,000

Communications — 8.01%
Multimedia — 2.06%
Mcgraw-Hill Cos., Inc.	10,200	512,346

Telecommunications — 5.95%
Sprint Nextel Corp.	40,800	815,592
Tellabs, Inc.(a)	49,500	658,845

		1,474,437

Total Communications (Cost $2,162,629)		1,986,783

Consumer, Cyclical — 3.31%
Retail — 3.31%
Staples, Inc.	33,700	819,584

Total Consumer, Cyclical (Cost $833,239)		819,584

Consumer, Non-cyclical — 18.86%
Commercial Services — 3.34%
Pharmaceutical Products Developments, Inc.	23,600	828,832

Cosmetics & Personal Care — 6.39%
Alberto-Culver Co.	14,300	696,696
Colgate-Palmolive Co.	14,800	886,520

		1,583,216

Food & Beverages — 9.13%
Diageo PLC ADR	18,400	1,242,920
PepsiCo, Inc.	17,000	1,020,680

		2,263,600

Total Consumer, Non-cyclical (Cost $4,069,057)		4,675,648

Energy — 1.67%
Oil & Gas — 1.67%
ConocoPhillips	6,300	412,839

Total Energy (Cost $383,409)		412,839

Financial — 5.82%
Banks — 3.63%
Bank of America Corp.	18,700	899,470

Insurance — 2.19%
ING Groep NV ADR	13,800	542,616

Total Financial (Cost $1,322,753)		1,442,086

Healthcare — 22.94%
Healthcare – Products — 3.43%
Edwards Lifesciences Corp.(a)	18,700	849,541

Healthcare – Services — 5.81%
Covance, Inc.(a)	8,900	544,858
UnitedHealth Group, Inc.	20,000	895,600

		1,440,458

Pharmaceuticals — 13.70%
Cephalon, Inc.(a)	21,400	1,286,140
Medco Health Solutions, Inc.(a)	17,300	990,944
Sanofi-Aventis ADR	23,000	1,120,100

		3,397,184

Total Healthcare (Cost $5,000,153)		5,687,183

Industrial — 18.94%
Electrical Components & Equipment — 3.31%
Emerson Electric Co.	9,800	821,338

Hand & Machine Tools — 3.07%
Black & Decker Corp.	9,000	760,140

Machinery – Diversified — 4.12%
Rockwell Automation, Inc.	14,200	1,022,542

Miscellaneous Manufacturing — 8.44%
Danaher Corp.	15,600	1,003,392
Textron, Inc.	11,800	1,087,724

		2,091,116

Total Industrial (Cost $4,048,948)		4,695,136

Technology — 4.91%
Computer Software & Services — 2.63%
Microsoft Corp.	28,000	652,400

Computers — 2.28%
EMC Corp.(a)	51,500	564,955

Total Technology (Cost $1,407,945)		1,217,355

Total Common Stocks (Cost $20,047,810)		21,854,614

Principal
Amount
Short Term Investments — 12.88%

U.S. Government & Agency Obligations — 7.97%
U.S. Treasury Bill 4.73%, 09/28/2006	$2,000,000	1,976,798

28  2006 ANNUAL REPORT

	Number	Market
	of Shares	Value
Short Term Investments (Continued)

Money Market Funds — 4.91%
Fidelity Institutional Cash Portfolios Fund	608,251	$608,251
Merrill Lynch Master EBP Repo Money Market Fund	608,252	608,252

		1,216,503

Total Short Term Investments (Cost $3,192,547)		3,193,301

Total Investments (Cost $23,240,357) — 101.04%		25,047,915

Liabilities in Excess of Other Assets, Net (1.04)%		(257,130)

Total Net Assets — 100.00%		$24,790,785

ADR	American Depository Receipt

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   29

Schedule of Investments
Quaker Biotech Pharma-Healthcare Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 68.95%

Healthcare — 68.95%
Biotechnology — 66.84%
Alnylam Pharmaceuticals, Inc.(a)	29,000	$437,320
Amgen, Inc.(a)	17,500	1,141,525
Anadys Pharmaceuticals, Inc.(a)	19,789	57,784
CoTherix, Inc.(a)	95,636	823,426
Critical Therapeutics, Inc.(a)	91,038	327,737
CV Therapeutics, Inc.(a)	55,800	779,526
Genzyme Corp.(a)	17,900	1,092,795
Gilead Sciences, Inc.(a)	19,100	1,129,956
Hana Biosciences, Inc.(a)	47,000	426,290
Human Genome Sciences, Inc.(a)	58,000	620,600
ICOS Corp.(a)	30,700	675,093
Illumina, Inc.(a)	22,600	670,316
InterMune, Inc.(a)	41,440	681,688
Myogen, Inc.(a)	14,300	414,700
Neurocrine Biosciences, Inc.(a)	61,200	648,720
Onyx Pharmaceuticals, Inc.(a)	45,570	766,943
Progenics Pharmaceuticals, Inc.(a)	37,700	907,062
Renovis, Inc.(a)	25,800	394,998
Sirna Therapeutics, Inc.(a)	77,000	438,900
Tanox, Inc.(a)	31,546	436,281

		12,871,660

Pharmaceuticals — 2.11%
Somaxon Pharmaceuticals, Inc.(a)	26,000	405,860

Total Healthcare (Cost $14,359,188)		13,277,520

Total Common Stocks (Cost $14,359,188)		13,277,520

Foreign Common Stocks — 10.55%

Germany — 2.36%
Biotechnology — 2.36%
Paion AG(a)	42,000	455,063

Total Germany (Cost $411,801)		455,063

Switzerland — 8.19%
Biotechnology — 2.63%
Cytos Biotechnology Ltd.(a)	7,799	507,008

Pharmaceuticals — 5.56%
Serono SA(a)	1,550	1,070,386

Total Switzerland (Cost $1,401,007)		1,577,394

Total Foreign Common Stocks (Cost $1,812,808)		2,032,457

Call Options — 0.10%

Encysive Pharmaceutical, Inc. Expiration: July, 2006, Exercise Price: $7.50(a)	421	14,735
Forest Laboratories, Inc. Expiration: July, 2006, Exercise Price: $45.00(a)	100	2,500
Nuerocrine Biosciences, Inc. Expiration: July, 2006, Exercise Price: $22.50(a)	200	1,000

Total Call Options (Cost $42,296)		18,235

Put Options — 0.22%

NASDAQ Biotech Index Expiration: July, 2006, Exercise Price: $70.00(a)	710	42,600

Total Put Options (Cost $112,180)		42,600

	Number	Market
	of Shares	Value
Short Term Investments — 4.30%

Foreign Currencies — 0.00%
Swiss Francs(a)	29	24

Money Market Funds — 4.30%
Merrill Lynch Master EBP Repo Money Market Fund	828,332	828,332

Total Short Term Investments (Cost $828,355)		828,356

Total Investments (Cost $17,154,827) — 84.12%		16,199,168

Other Assets in Excess of Liabilities, Net 15.88%		3,058,509

Total Net Assets — 100.00%		$19,257,677

	Number	Market
Schedule of Securities Sold Short	of Shares	Value
Common Stocks — 16.87%

Affymetrix, Inc.(a)	14,400	$368,640
Forest Laboratories, Inc.(a)	10,000	386,900
Genentech, Inc.(a)	9,200	752,560
Imclone Systems, Inc.(a)	15,000	579,600
King Pharmaceuticals, Inc.(a)	24,000	408,000
Vertex Pharmaceuticals, Inc.(a)	20,500	752,555

Total Common Stocks (Proceeds $3,316,636)		$3,248,255

Total Securities Sold Short (Proceeds $3,316,636)		$3,248,255

(a)	Non-income producing security

*	One option contract is equivalent to one hundred shares of common stock.
30  2006 ANNUAL REPORT

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 95.61%

Basic Materials — 7.92%
Chemicals — 2.34%
Sherwin-Williams Co.	45,000	$2,136,600

Iron & Steel Production — 3.62%
Oregon Steel Mills, Inc.(a)	65,000	3,292,900

Mining — 1.96%
Southern Copper Corp.	20,000	1,782,600

Total Basic Materials (Cost $6,739,394)		7,212,100

Communications — 2.12%
Telecommunications — 2.12%
Tellabs, Inc.(a)	145,000	1,929,950

Total Communications (Cost $1,533,754)		1,929,950

Consumer, Cyclical — 15.94%
Airlines — 2.45%
Skywest, Inc.	90,000	2,232,000

Auto Manufacturers — 2.61%
Oshkosh Truck Corp.	50,000	2,376,000

Auto Parts & Equipment — 2.71%
Johnson Controls, Inc.	30,000	2,466,600

Home Builders — 4.80%
MDC Holdings, Inc.	25,000	1,298,250
Thor Industries, Inc.	45,000	2,180,250
Toll Brothers, Inc.(a)	35,000	894,950

		4,373,450

Retail — 3.37%
American Eagle Outfitters, Inc.	90,000	3,063,600

Total Consumer, Cyclical (Cost $13,039,641)		14,511,650

Energy — 9.95%
Oil & Gas — 9.95%
Helix Energy Solutions Group, Inc.(a)	70,000	2,825,200
Lone Star Technologies, Inc.(a)	42,100	2,274,242
Nabors Industries Ltd.(a)	50,000	1,689,500
Oil States International, Inc.(a)	66,200	2,269,336

Total Energy (Cost $8,046,613)		9,058,278

Financial — 18.41%
Banks — 1.61%
Zions Bancorp	18,800	1,465,272

Insurance — 16.80%
First American Corp.	40,000	1,690,800
HCC Insurance Holdings, Inc.	100,000	2,944,000
Lincoln National Corp.	35,000	1,975,400
Philadelphia Consolidated Holding Corp.(a)	70,000	2,125,200
Protective Life Corp.	51,000	2,377,620
Universal American Financial Corp.(a)	110,000	1,446,500
W.R. Berkley Corp.	80,000	2,730,400

		15,289,920

Total Financial (Cost $16,333,555)		16,755,192

Healthcare — 11.31%
Healthcare – Services — 5.32%
Coventry Health Care, Inc.(a)	50,000	2,747,000
Quest Diagnostics, Inc.	35,000	2,097,200

		4,844,200

Pharmaceuticals — 5.99%
Barr Pharmaceuticals, Inc.(a)	45,000	2,146,050
Biovail Corp.	75,000	1,755,750
Forest Laboratories, Inc.(a)	40,000	1,547,600

		5,449,400

Total Healthcare (Cost $10,234,660)		10,293,600

Industrial — 15.11%
Aerospace & Defense — 3.01%
Armor Holdings, Inc.(a)	50,000	2,741,500

Electrical Components & Equipment — 0.43%
Molex, Inc.	11,700	392,769

Electronics — 3.08%
Amphenol Corp.	50,000	2,798,000

Hand & Machine Tools — 3.88%
Black & Decker Corp.	25,000	2,111,500
The Stanley Works	30,000	1,416,600

		3,528,100

Transportation — 4.71%
CSX Corp.	25,000	1,761,000
YRC Worldwide, Inc.(a)	60,000	2,526,600

		4,287,600

Total Industrial (Cost $12,496,414)		13,747,969

Technology — 13.05%
Computer Software & Services — 2.49%
Fiserv, Inc.(a)	50,000	2,268,000

Computers — 5.03%
Affiliated Computer Services, Inc.(a)	40,000	2,064,400
Lexmark International, Inc.(a)	45,000	2,512,350

		4,576,750

Semiconductors — 5.53%
Kla-Tencor Corp.	70,200	2,918,214
OmniVision Technologies, Inc.(a)	100,000	2,112,000

		5,030,214

Total Technology (Cost $12,233,727)		11,874,964

Utilities — 1.80%
Gas — 1.80%
Sempra Energy	36,000	1,637,280

Total Utilities (Cost $1,569,628)		1,637,280

Total Common Stocks (Cost $82,227,386)		87,020,983

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   31

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Short Term Investments — 4.14%

Money Market Funds — 4.14%
Evergreen Institutional Money Market Fund	1,884,905	$1,884,905
Fidelity Institutional Cash Portfolios Fund	1,884,904	1,884,904

Total Short Term Investments (Cost $3,769,809)		3,769,809

Total Investments (Cost $85,997,195) — 99.75%		90,790,792

Other Assets in Excess of Liabilities, Net 0.25%		223,876

Total Net Assets — 100.00%		$91,014,668

(a)	Non-income producing security
32  2006 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 98.92%

Basic Materials — 3.92%
Chemicals — 1.52%
H.B. Fuller Co.	7,100	$309,347
Methanex Corp.	25,300	535,854
OM Group, Inc.(a)	10,300	317,755

		1,162,956

Forest Products & Paper — 0.34%
Louisiana-Pacific Corp.	11,900	260,610

Iron & Steel Production — 2.06%
IPSCO, Inc.	4,700	449,743
Novamerican Steel, Inc.(a)	7,200	291,384
Ryerson, Inc.	2,600	70,200
Steel Dynamics, Inc.	11,600	762,584

		1,573,911

Total Basic Materials (Cost $2,937,944)		2,997,477

Communications — 6.06%
Internet Software & Services — 2.58%
Cryptologic, Inc.	20,700	501,354
Earthlink, Inc.(a)	57,900	501,414
i2 Technologies, Inc.(a)	28,800	364,896
Netflix, Inc.(a)	11,000	299,310
United Online, Inc.	25,400	304,800

		1,971,774

Multimedia — 0.81%
Shaw Communications, Inc.	21,900	619,551

Telecommunications — 2.67%
CenturyTel, Inc.	11,900	442,085
Dobson Communications Corp.(a)	54,500	421,285
InterDigital Communications Corp.(a)	10,600	370,046
Polycom, Inc.(a)	30,500	668,560
Ubiquitel, Inc.(a)	13,500	139,590

		2,041,566

Total Communications (Cost $4,427,436)		4,632,891

Consumer, Cyclical — 16.38%
Airlines — 0.76%
Alaska Air Group, Inc.(a)	9,700	382,374
ExpressJet Holdings, Inc.(a)	28,700	198,317

		580,691

Apparel — 3.21%
Deckers Outdoor Corp.(a)	15,000	578,400
Gymboree Corp.(a)	12,100	420,596
Kellwood Co.	15,500	453,685
Steven Madden Ltd.(a)	14,550	430,971
Wolverine World Wide, Inc.	24,400	569,252

		2,452,904

Distribution & Wholesale — 1.83%
BlueLinx Holdings, Inc.	18,300	238,449
Ingram Micro, Inc.(a)	13,200	239,316
Owens & Minor, Inc.	8,800	251,680
Tech Data Corp.(a)	17,500	670,425

		1,399,870

Home Furnishings — 1.37%
American Woodmark Corp.	17,000	595,680
Furniture Brands International, Inc.	21,500	448,060

		1,043,740

Lodging — 0.65%
Monarch Casino and Resort, Inc.(a)	17,600	494,912

Retail — 8.56%
AnnTaylor Stores Corp.(a)	4,700	203,886
BJ’s Wholesale Club, Inc.(a)	11,000	311,850
Bob Evans Farms, Inc.	10,100	303,101
Brown Shoe Co., Inc.	9,500	323,760
Buckle, Inc.	7,200	301,464
Casey’s General Stores, Inc.	12,800	320,128
Cato Corp.	11,800	305,030
Charlotte Russe Holding, Inc.(a)	21,700	519,498
Dillard’s, Inc.	11,000	350,350
Ezcorp, Inc.(a)	14,000	527,660
First Cash Financial Services, Inc.(a)	26,500	523,375
Group 1 Automotive, Inc.	11,200	631,008
Hibbett Sporting Goods, Inc.(a)	11,100	265,290
Ruby Tuesday, Inc.	20,300	495,523
Select Comfort Corp.(a)	24,150	554,725
Tween Brands, Inc.(a)	15,700	602,723

		6,539,371

Total Consumer, Cyclical (Cost $11,830,830)		12,511,488

Consumer, Non-cyclical — 8.36%
Auto Parts & Equipment — 0.93%
Autoliv, Inc.	12,600	712,782

Commercial Services — 5.82%
Cenveo, Inc.(a)	27,500	493,625
Consolidated Graphics, Inc.(a)	5,700	296,742
Convergys Corp.(a)	15,700	306,150
Heidrick & Struggles International, Inc.(a)	7,800	263,952
Jackson Hewitt Tax Service, Inc.	18,000	564,300
Manpower, Inc.	4,900	316,540
MPS Group, Inc.(a)	29,200	439,752
Parexel International Corp.(a)	10,800	311,580
Rent-A-Center, Inc.(a)	22,300	554,378
Sotheby’s Holdings, Inc.(a)	19,300	506,625
Steiner Leisure Ltd.(a)	10,000	395,300

		4,448,944

Food & Beverages — 0.43%
Hormel Foods Corp.	8,800	326,832

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   33

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Household Products — 1.18%
Ennis, Inc.	16,400	$322,752
John H. Harland Co.	13,200	574,200

		896,952

Total Consumer, Non-cyclical (Cost $5,746,808)		6,385,510

Energy — 6.38%
Coal — 0.44%
Foundation Coal Holdings, Inc.	7,200	337,896

Oil & Gas — 5.94%
Giant Industries, Inc.(a)	7,800	519,090
Harvest Natural Resources, Inc.(a)	23,000	311,420
Holly Corp.	14,700	708,540
Maverick Tube Corp.(a)	7,900	499,201
St Mary Land & Exploration Co.	14,400	579,600
Unit Corp.(a)	9,600	546,144
Vaalco Energy, Inc.(a)	65,400	638,304
Veritas DGC, Inc.(a)	14,200	732,436

		4,534,735

Total Energy (Cost $3,425,773)		4,872,631

Financial — 19.58%
Banks — 2.02%
Banco Latinoamericano De Exportaciones SA	19,400	303,222
Corus Bankshares, Inc.	18,400	481,712
First Community Bancorp Inc. (CA)	3,700	218,596
Fremont General Corp.	13,800	256,128
Wilmington Trust Corp.	6,700	282,606

		1,542,264

Financial Services — 5.97%
A.G. Edwards, Inc.	13,200	730,224
Accredited Home Lenders Holding Co.(a)	6,300	301,203
AmeriCredit Corp.(a)	9,600	268,032
Asta Funding, Inc.	13,500	505,575
Eaton Vance Corp.	18,200	454,272
Greenhill & Co., Inc.	9,500	577,220
IndyMac Bancorp, Inc.	13,000	596,050
Knight Capital Group, Inc.(a)	39,400	600,062
Municipal Mortgage and Equity LLC	4,900	133,084
Piper Jaffray Cos.(a)	6,500	397,865

		4,563,587

Insurance — 6.43%
American Financial Group, Inc.	7,200	308,880
Commerce Group, Inc.	19,800	584,892
Hanover Insurance Group, Inc.	8,100	384,426
Infinity Property & Casualty Corp.	7,600	311,600
LandAmerica Financial Group	8,400	542,640
PMI Group, Inc.	12,800	570,624
Radian Group, Inc.	10,000	617,800
Safety Insurance Group, Inc.	12,700	603,885
Triad Guaranty, Inc.(a)	10,500	513,240
Zenith National Insurance Corp.	11,900	472,073

		4,910,060

Real Estate — 2.82%
CB Richard Ellis Group, Inc.(a)	28,500	709,650
Jones Lang Lasalle, Inc.	9,300	814,215
Trammell Crow Co.(a)	17,900	629,543

		2,153,408

Savings & Loans — 2.34%
BankUnited Financial Corp.	16,000	488,320
Downey Financial Corp.	4,300	291,755
FirstFed Financial Corp.(a)	9,000	519,030
TierOne Corp.	14,500	489,665

		1,788,770

Total Financial (Cost $12,632,322)		14,958,089

Healthcare — 8.80%
Biotechnology — 0.54%
Charles River Laboratories International, Inc.(a)	3,800	139,840
QLT, Inc.(a)	39,000	276,120

		415,960

Healthcare – Products — 3.83%
Biosite, Inc.(a)	6,600	301,356
Candela Corp.(a)	30,800	488,488
Dade Behring, Inc.	17,300	720,372
ICU Medical, Inc.(a)	14,500	612,480
IDEXX Laboratories Corp.(a)	6,900	518,397
Viasys Healthcare, Inc.(a)	11,200	286,720

		2,927,813

Healthcare – Services — 1.21%
Manor Care, Inc.	6,700	314,364
Odyssey Healthcare, Inc.(a)	14,300	251,251
Sierra Health Services(a)	7,900	355,737

		921,352

34  2006 ANNUAL REPORT

Quaker Small-Cap Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Pharmaceuticals — 3.22%
Biovail Corp.	12,000	$280,920
Herbalife Ltd.(a)	7,900	315,210
King Pharmaceuticals, Inc.(a)	38,200	649,400
K-V Pharmaceutical Co.(a)	21,900	408,654
Mylan Laboratories, Inc.	26,300	526,000
NBTY, Inc.(a)	11,600	277,356

		2,457,540

Total Healthcare (Cost $6,004,761)		6,722,665

Industrial — 18.38%
Aerospace & Defense — 0.92%
Triumph Group, Inc.(a)	6,200	297,600
United Industrial Corp.	9,000	407,250

		704,850

Building Materials — 2.30%
Eagle Materials, Inc.	16,200	769,500
Florida Rock Industries, Inc.	6,900	342,723
Martin Marietta Materials, Inc.	7,100	647,165

		1,759,388

Electrical Components & Equipment — 3.56%
Belden CDT, Inc.	20,000	661,000
Encore Wire Corp.(a)	12,800	460,032
Energizer Holdings, Inc.(a)	9,900	579,843
Greatbatch, Inc.(a)	13,400	316,240
Lamson & Sessions Co.(a)	13,100	371,516
Littelfuse, Inc.(a)	9,700	333,486

		2,722,117

Electronics — 4.03%
Analogic Corp.	6,900	321,609
Arrow Electronics, Inc.(a)	5,200	167,440
CTS Corp.	11,500	171,235
Cymer, Inc.(a)	8,100	376,326
Kemet Corp.(a)	29,600	272,912
Molecular Devices Corp.(a)	16,100	492,016
Nam Tai Electronics, Inc.	10,300	230,411
Rogers Corp.(a)	9,700	546,498
Varian, Inc.(a)	12,000	498,120

		3,076,567

Engineering & Construction — 1.21%
Dycom Industries, Inc.(a)	13,800	293,802
EMCOR Group, Inc.(a)	13,000	632,710

		926,512

Environmental Control — 0.43%
American Ecology Corp.	12,400	328,600

Machinery – Construction & Mining — 0.20%
Terex Corp.(a)	1,500	148,050

Machinery – Diversified — 0.99%
Cummins, Inc.	4,600	562,350
NACCO Industries, Inc.	1,400	192,374

		754,724

Metal Fabricate & Hardware — 1.22%
Mueller Industries, Inc.	17,600	581,328
Valmont Industries, Inc.	7,600	353,324

		934,652

Packaging & Containers — 0.89%
Pactiv Corp.(a)	27,400	678,150

Transportation — 2.63%
Amerco(a)	4,300	432,838
Laidlaw International, Inc.	19,800	498,960
OMI Corp.	19,600	424,340
Ryder System, Inc.	5,900	344,737
Tsakos Energy Navigation Ltd	7,400	308,432

		2,009,307

Total Industrial (Cost $13,092,600)		14,042,917

Technology — 7.78%
Computer Software & Services — 4.01%
Aspen Technology, Inc.(a)	27,300	358,176
Blackbaud, Inc.	16,500	374,550
BMC Software, Inc.(a)	16,400	391,960
CSG Systems International, Inc.(a)	15,700	388,418
Keane, Inc.(a)	30,700	383,750
Mantech International Corp.(a)	7,400	228,364
MicroStrategy, Inc.(a)	6,100	594,872
Transaction Systems Architects, Inc.(a)	8,300	346,027

		3,066,117

Computers — 2.07%
Agilysys, Inc.	13,800	248,400
Lexmark International, Inc.(a)	13,600	759,288
Reynolds & Reynolds Co.	18,600	570,462

		1,578,150

Semiconductors — 1.70%
Atmel Corp.(a)	60,700	336,885
OmniVision Technologies, Inc.(a)	19,600	413,952
QLogic Corp.(a)	14,400	248,256
Zoran Corp.(a)	12,300	299,382

		1,298,475

Total Technology (Cost $5,466,092)		5,942,742

Utilities — 3.28%
Electric — 2.19%
Alliant Energy Corp.	18,400	631,120
Energy East Corp.	19,900	476,207
Wisconsin Energy Corp.	14,000	564,200

		1,671,527

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   35

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Gas — 1.09%
Energen Corp.	13,900	$533,899
Laclede Group, Inc.	8,700	298,932

		832,831

Total Utilities (Cost $2,234,040)		2,504,358

Total Common Stocks (Cost $67,798,606)		75,570,768

Warrants — 0.00%

Imperial Credit Industries, Inc. Warrants Expiration: January, 2008(a)	806	—

Total Warrants (Cost $0)		—

Short Term Investments — 0.95%

Money Market Funds — 0.95%
Evergreen Institutional Money Market Fund	729,983	729,983

Total Short Term Investments (Cost $729,983)		729,983

Total Investments
(Cost $68,528,589) — 99.87%		76,300,751

Other Assets in Excess of Liabilities, Net 0.13%		97,421

TOTAL NET ASSETS — 100.00%		$76,398,172

(a)	Non-income producing security
36  2006 ANNUAL REPORT

Schedule of Investments
Geewax Terker Core Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks — 98.25%

Basic Materials — 5.57%
Chemicals — 0.68%
Airgas, Inc.	500	$18,625

Mining — 4.89%
BHP Billiton Ltd. ADR	2,000	86,140
Vulcan Materials Co.	600	46,800

		132,940

Total Basic Materials (Cost $129,450)		151,565

Communications — 3.00%
Internet Software & Services — 2.01%
Google, Inc.(a)	130	54,513

Multimedia — 0.99%
The Walt Disney Co.	900	27,000

Total Communications (Cost $77,991)		81,513

Consumer, Cyclical — 13.05%
Auto Manufacturers — 1.75%
Oshkosh Truck Corp.	1,000	47,520

Auto Parts & Equipment — 3.63%
Johnson Controls, Inc.	1,200	98,664

Retail — 7.67%
CVS Corp.	1,000	30,700
Lowe’s Cos., Inc.	500	30,335
Staples, Inc.	500	12,160
Target Corp.	350	17,104
Wal-Mart de Mexico SA de CV ADR	2,500	70,210
Wal-Mart Stores, Inc.	1,000	48,170

		208,679

Total Consumer, Cyclical (Cost $361,354)		354,863

Consumer, Non-cyclical — 3.44%
Agricultural Products — 1.00%
Cresud S.A.C.I.F and A. ADR	2,000	27,040

Commercial Services — 1.15%
Jackson Hewitt Tax Service, Inc.	1,000	31,350

Household Products — 1.29%
Jarden Corp.(a)	1,150	35,018

Total Consumer, Non-cyclical (Cost $100,803)		93,408

Energy — 5.87%
Coal — 3.28%
Peabody Energy Corp.	1,600	89,200

Oil & Gas — 2.59%
Chesapeake Energy Corp.	450	13,612
Helmerich & Payne, Inc.	500	30,130
Valero Energy Corp.	400	26,608

		70,350

Total Energy (Cost $109,918)		159,550

Financial — 24.78%
Banks — 5.92%
Bank of America Corp.	670	32,227
Barclays PLC ADR	500	22,890
First Regional Bancorp(a)	500	44,000
HSBC Holdings PLC ADR	700	61,845

		160,962

Financial Services — 13.89%
AllianceBernstein Holding LP	1,000	61,140
BlackRock, Inc.	100	13,917
CIT Group, Inc.	600	31,374
Goldman Sachs Group, Inc.	700	105,301
JPMorgan Chase & Co.	1,500	63,000
Lehman Brothers Holdings, Inc.	1,000	65,150
Morgan Stanley	600	37,926

		377,808

Insurance — 4.97%
China Life Insurance Co. Ltd. ADR	1,000	63,300
ING Groep NV ADR	1,200	47,184
Reinsurance Group of America, Inc.	500	24,575

		135,059

Total Financial (Cost $640,163)		673,829

Healthcare — 4.77%
Healthcare – Products — 1.34%
West Pharmaceutical Services, Inc.	1,000	36,280

Healthcare – Services — 2.26%
Humana, Inc.(a)	900	48,330
Quest Diagnostics, Inc.	220	13,183

		61,513

Pharmaceuticals — 1.17%
Schering-Plough Corp.	1,670	31,780

Total Healthcare (Cost $121,223)		129,573

Industrial — 32.04%
Aerospace & Defense — 1.31%
Raytheon Co.	800	35,656

Building Materials — 2.35%
Martin Marietta Materials, Inc.	700	63,805

Electronics — 2.77%
Arrow Electronics, Inc.(a)	1,000	32,200
Avnet, Inc.(a)	1,000	20,020
Jabil Circuit, Inc.	900	23,040

		75,260

Machinery – Construction & Mining — 3.29%
Caterpillar, Inc.	1,200	89,376

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   37

Schedule of Investments
Geewax Terker Core Value Fund
June 30, 2006

	Number	Market
	of Shares	Value
Common Stocks (Continued)

Miscellaneous Manufacturing — 10.11%
3M Co.	230	$18,577
Eaton Corp.	1,000	75,400
General Electric Co.	3,600	118,656
Harsco Corp.	800	62,368

		275,001

Transportation — 12.21%
CSX Corp.	700	49,308
GATX Corp.	1,000	42,500
Kirby Corp.(a)	1,400	55,300
Norfolk Southern Corp.	1,000	53,220
Union Pacific Corp.	700	65,072
United Parcel Service, Inc.	810	66,687

		332,087

Total Industrial (Cost $821,320)		871,185

Technology — 3.46%
Computers — 3.11%
International Business Machines Corp.	1,100	84,502

Semiconductors — 0.35%
Amkor Technology, Inc.(a)	1,000	9,460

Total Technology (Cost $103,590)		93,962

Utilities — 2.27%
Electric — 2.27%
Constellation Energy Group, Inc.	900	49,068
Dominion Resources, Inc.	170	12,714

Total Utilities (Cost $65,243)		61,782

Total Common Stocks (Cost $2,531,055)		2,671,230

Short Term Investments — 0.72%

Money Market Funds — 0.72%
Merrill Lynch Master EBP Repo Money Market Fund	19,728	19,728

Total Short Term Investments (Cost $19,728)		19,728

Total Investments (Cost $2,550,783) — 98.97%		2,690,958

Other Assets in Excess of Liabilities, Net 1.03%		27,917

Total Net Assets — 100.00%		$2,718,875

ADR	American Depository Receipt

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
38  2006 ANNUAL REPORT

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Statements of Assets and Liabilities
June 30, 2006

	Growth Funds

	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap
	Growth Fund	Equity Fund	Growth Fund
ASSETS:

Investments in unaffiliated issuers, at value	$1,029,380,622	$12,216,621	$3,878,771
Investment in affiliated company, at value	26,510,468	—	—

Total investments	1,055,891,090	12,216,621	3,878,771

Cash	—	—	—
Deposits with brokers for securities sold short	110,381,149	—	—
Receivables:
Dividends and interest	700,317	9,828	901
Capital shares sold	5,532,792	688	526
Investment securities sold	15,310,995	213,259	55,702
Commission Recapture	63,116	—	—
Prepaid expenses and other assets	153,998	10,374	5,310

Total assets	1,188,033,457	12,450,770	3,941,210

LIABILITIES:

Payables:
Capital shares redeemed	858,270	—	—
Investment securities purchased	53,594,000	232,933	51,083
Securities sold short, at value	74,788,811	—	—
Accrued expenses	393,554	4,935	1,951
Distribution fees	272,624	1,963	447
Trustee expenses	22,496	589	140
Due to advisor (note 3)	1,102,878	10,249	3,216

Total liabilities	131,032,633	250,669	56,837

NET ASSETS	$1,057,000,824	$12,200,101	$3,884,373

NET ASSETS CONSIST OF:

Paid-in capital	$924,520,443	$16,298,942	$3,545,962
Accumulated net realized gain (loss) on investments	88,227,938	(5,135,522)	157,545
Accumulated net investment income (loss)	1,126,195	—	—
Net unrealized appreciation (depreciation) on investments	43,126,248	1,036,681	180,866

Total Net Assets	$1,057,000,824	$12,200,101	$3,884,373

Investments in unaffiliated issuers, at Cost	$997,275,373	$11,179,940	$3,697,905
Investment in affiliated company, at Cost	14,402,390	—	—

Total Investments, at Cost	1,011,677,763	11,179,940	3,697,905

Proceeds from Securities Sold Short	73,701,732	—	—

Class A shares:
Net Assets	$901,498,292	$8,853,652	$747,943

Shares of Beneficial interest outstanding(1)	37,374,644	702,967	70,129

Net Asset Value per share	$24.12	$12.59	$10.67

Offering price per share	$25.52	$13.32	$11.29

Class B shares:
Net Assets	$15,999,158	$149,791	$142,024

Shares of Beneficial interest outstanding(1)	690,806	12,407	13,879

Net Asset Value, offering and redemption(2) price per share	$23.16	$12.07	$10.23

Class C shares:
Net Assets	$98,223,713	$90,516	$237,963

Shares of Beneficial interest outstanding(1)	4,257,293	7,543	23,113

Net Asset Value, offering and redemption(2) price per share	$23.07	$12.00	$10.30

Class I shares:
Net Assets	$41,279,661	$3,106,142	$2,756,443

Shares of Beneficial interest outstanding(1)	1,686,869	256,814	251,339

Net Asset Value, offering and redemption price per share	$24.47	$12.09	$10.97

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
40  2006 ANNUAL REPORT

Growth Funds		Value Funds

Quaker	Quaker	Quaker	Quaker
Capital	Biotech Pharma-	Mid-Cap	Small-Cap	Geewax Terker
Opportunities Fund	Healthcare Fund	Value Fund	Value Fund	Core Value Fund

$25,047,915	$16,199,168	$90,790,792	$76,300,751	$2,690,958
—	—	—	—	—

25,047,095	16,199,168	90,790,792	76,300,751	2,690,958

—	973,030	—	1,633	—
—	5,435,854	—	—	—
33,999	16,120	53,605	36,397	2,407
346	7,437	480,867	11,719	5,196
—	69,847	1,596,709	601,804	19,500
—	—	—	—	—
13,281	10,751	29,820	22,869	3,146

25,095,541	22,712,207	92,951,793	76,975,173	2,721,207

258,407	93,321	83,672	11,270	—
—	71,622	1,718,003	449,104	—
—	3,248,255	—	—	—
11,234	10,332	31,003	30,916	1,740
12,652	7,049	28,382	15,894	544
886	806	2,731	2,305	48
21,577	23,145	73,334	67,512	—

304,756	3,454,530	1,937,125	577,001	2,332

$24,790,785	$19,257,677	$91,014,668	$76,398,172	$2,718,875

$21,998,275	$19,068,605	$83,847,398	$61,519,402	$2,266,834
984,952	1,083,837	2,373,673	7,106,608	300,839
—	(7,487)	—	—	11,027
1,807,558	(887,278)	4,793,597	7,772,162	140,175

$24,790,785	$19,257,677	$91,014,668	$76,398,172	$2,718,875

$23,240,357	$17,154,827	$85,997,195	$68,528,589	$2,550,783
—	—	—	—	—

23,240,357	17,154,827	85,997,195	68,528,589	2,550,783

—	3,316,636	—	—	—

$12,482,463	$14,324,267	$70,865,834	$36,735,261	$2,718,875

1,127,196	1,145,617	4,460,273	1,882,508	207,637

$11.07	$12.50	$15.89	$19.51	$13.09

$11.71	$13.23	$16.81	$20.65	$13.85

$885,693	$1,131,282	$2,188,376	$1,052,396

81,934	93,110	143,969	56,825

$10.81	$12.15	$15.20	$18.52

$11,422,629	$3,802,128	$16,457,841	$9,883,674

1,056,960	312,748	1,099,933	549,308

$10.81	$12.16	$14.96	$17.99

		$1,502,617	$28,726,841

		92,340	1,445,162

		$16.27	$19.88

The accompanying notes are in integral part of the financial statements
2006 ANNUAL REPORT   41

Statements of Operations
For the Fiscal Year Ended June 30, 2006

	Growth Funds

	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap
	Growth Fund	Equity Fund	Growth Fund
INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes)	$8,457,574	$139,978	$29,392
Dividends from affiliated company	402,388	—	—
Interest	8,150,365	3,650	1,743
Rebate Income	709,201	—	—

Total Income	17,719,528	143,628	31,135

Expenses:
Investment advisory fees (note 3)	11,158,369	126,135	38,714
Fund administration, accounting, and transfer agent fees (note 3)	1,441,993	20,347	6,228
Custody fees	90,152	2,218	2,386
Trustee fees and meeting expenses	369,525	5,150	1,596
Legal fees	195,478	2,747	894
Audit fees	85,223	1,201	368
Distribution fees — Class A	1,796,960	21,813	1,563
Distribution fees — Class B	166,195	1,526	1,394
Distribution fees — Class C	866,382	1,052	2,485
Officers’ Compensation Fees	83,104	1,172	355
Registration and filing expenses	149,709	12,823	2,097
Printing expenses	264,748	3,501	1,091
Dividends on securities sold short	52,275	—	—
Other operating expenses	257,296	7,331	4,362

Total expenses	16,977,409	207,016	63,533

Less:
Investment advisory fees waived & reimbursed (note 3)	—	—	—
Fees paid indirectly	384,076	—	—
Net expenses	16,593,333	207,016	63,533

Net investment income (loss)	1,126,195	(63,388)	(32,398)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain from investments, unaffiliated issuers (excluding short securities)	106,332,765	486,595	680,677
Net realized gain from affiliated company	1,510,990	—	—
Net realized gain from short securities	2,379,643	—	—
Net realized gain (loss) from written options	(24,304)	—	—
Net realized loss from foreign currency transactions	—	—	—
Net unrealized appreciation (depreciation) on investments, unaffiliated issuers (excluding short securities)	(20,748,054)	666,779	(243,874)
Net unrealized appreciation on investments, affiliated company	2,843,127	—	—
Net unrealized appreciation (depreciation) on short securities	(1,330,947)	—	—
Net unrealized appreciation on written options	—	—	—

Net realized and unrealized gain on investments and foreign currency transactions	90,963,220	1,153,374	436,803

Net increase in net assets resulting from operations	$92,089,415	$1,089,986	$404,405

Foreign withholding taxes on dividends	$106,737	$284	$415

42  2006 ANNUAL REPORT

Growth Funds		Value Funds

Quaker	Quaker	Quaker	Quaker
Capital	Biotech Pharma-	Mid-Cap	Small-Cap	Geewax Terker
Opportunities Fund	Healthcare Fund	Value Fund	Value Fund	Core Value Fund

$274,171	$58,892	$598,590	$583,285	$35,775
—	—	—	—	—
69,556	153,418	63,315	42,290	1,167
—	78,006	—	—	—

343,727	290,316	661,905	625,575	36,942

287,145	300,723	663,918	819,928	24,516
46,377	35,183	106,587	115,293	3,927
8,980	13,076	14,563	14,449	2,094
11,829	8,888	26,756	29,328	224
6,168	4,615	14,348	15,712	536
2,729	2,077	6,370	6,800	233
34,200	37,876	110,392	72,356	5,837
11,320	13,190	23,791	10,377	—
125,351	42,702	151,401	84,549	—
2,645	2,025	6,198	6,665	1,004
16,761	21,263	28,736	24,471	1,414
7,864	6,000	19,514	20,332	713
—	—	—	—	—
11,815	8,906	21,249	28,816	3,581

573,184	496,524	1,193,823	1,249,076	44,079

—	—	—	55,827	24,516
14,683	—	27,519	—	—
558,501	496,524	1,166,304	1,193,249	19,563

(214,774)	(206,208)	(504,399)	(567,674)	17,379

2,807,357	1,874,388	4,155,784	9,265,963	390,841
—	—	—	—	—
—	225,726	—	—	—
(662,043)	148,401	—	—	—
—	(7,675)	—	—	—
(337,756)	(1,675,206)	373,108	1,414,463	(17,187)
—	—	—	—	—
—	18,051	—	—	—
182,065	—	—	—	—

1,989,623	583,685	4,528,892	10,680,426	373,654

$1,774,849	$377,477	$4,024,493	$10,112,752	$391,033

$22,930	$250	$6,188	$6,017	$985

The accompanying notes are in integral part of the financial statements
2006 ANNUAL REPORT   43

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2006

	Growth Funds

	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap
	Growth Fund	Equity Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)	$1,126,195	$(63,388)	$(32,398)
Net realized gain on from investment transactions and foreign currency transactions	110,199,094	486,595	680,677
Change in net unrealized appreciation (depreciation) on investments	(19,235,874)	666,779	(243,874)

Net increase in net assets resulting from operations	$92,089,415	$1,089,986	$404,405

Distributions to shareholders from
Net investment income — Class A	—	—	—
Net investment income — Class B	—	—	—
Net investment income — Class C	—	—	—
Net investment income — Class I	—	—	—
Net realized capital gain — Class A	(37,378,459)	—	—
Net realized capital gain — Class B	(944,789)	—	—
Net realized capital gain — Class C	(5,012,351)	—	—
Net realized capital gain — Class I	(1,867,570)	—	—

Total Distributions	(45,203,169)	—	—

Capital share transactions
Increase (decrease) in net assets from fund share transactions (note 10)	364,272,675	(346,651)	214,508

Total increase (decrease) in net assets	411,158,921	743,335	618,913

NET ASSETS

Beginning of period	645,841,903	11,456,766	3,265,460

End of period	$1,057,000,824	$12,200,101	$3,884,373

Undistributed accumulated net investment income	$1,126,195	$—	$—

For the Fiscal Year Ended June 30, 2005
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)	$(3,978,102)	$(33,074)	$(31,162)
Net realized gain (loss) on from investment transactions and foreign currency transactions	32,156,796	202,040	254,058
Change in net unrealized appreciation (depreciation) on investments	33,698,170	(319)	98,104

Net increase (decrease) in net assets resulting from operations	$61,876,864	$168,647	$321,000

Distributions to shareholders from
Net investment income — Class A	—	—	—
Net investment income — Class B	—	—	—
Net investment income — Class C	—	—	—
Net investment income — Class I	—	—	—
Net realized capital gain — Class A	(17,163,732)	—	—
Net realized capital gain — Class B	(760,383)	—	—
Net realized capital gain — Class C	(2,295,965)	—	—
Net realized capital gain — Class I	(1,053,839)	—	—

Total Distributions	(21,273,919)	—	—

Capital share transactions
Increase (decrease) in net assets from fund share transactions (note 10)	228,982,774	(576,531)	93,740

Total increase (decrease) in net assets	269,585,719	(407,884)	414,740

NET ASSETS

Beginning of period	376,256,184	11,864,650	2,850,720

End of period	$645,841,903	$11,456,766	$3,265,460

Undistributed accumulated net investment income	$—	$—	$—

44  2006 ANNUAL REPORT

Growth Funds		Value Funds

Quaker	Quaker	Quaker	Quaker
Capital	Biotech Pharma-	Mid-Cap	Small-Cap	Geewax Terker
Opportunities Fund	Healthcare Fund	Value Fund	Value Fund	Core Value Fund

$(214,774)	$(206,208)	$(504,399)	$(567,674)	$17,379
2,145,314	2,240,840	4,155,784	9,265,963	390,841
(155,691)	(1,657,155)	373,108	1,414,463	(17,187)

$1,774,849	$377,477	$4,024,493	$10,112,752	$391,033

—	—	—	—	(14,303)
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(1,220,487)	(72,946)	(3,822,299)	(3,953,844)	(182,777)
(105,392)	(6,784)	(327,109)	(147,360)	—
(1,109,017)	(22,125)	(2,157,827)	(1,213,262)	—
—	—	(202,933)	(4,203,414)	—

(2,434,896)	(101,855)	(6,510,168)	(9,517,880)	(197,080)

372,570	(1,588,822)	35,718,584	19,420,347	582,060

(287,477)	(1,313,200)	33,232,909	20,015,219	776,013

25,078,262	20,570,877	57,781,759	56,382,953	1,942,862

$24,790,785	$19,257,677	$91,014,668	$76,398,172	$2,718,875

$—	$—	$—	$—	$11,027

$(340,640)	$(333,579)	$(411,873)	$(367,254)	$7,951
2,278,682	(693,491)	7,455,177	8,635,085	158,340
198,412	441,063	(1,063,478)	(2,097,992)	10,716

$2,136,454	$(586,007)	$5,979,826	$6,169,839	$177,007

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(1,175,374)	(1,115,681)	(3,205,064)	(1,788,461)	(133,227)
(122,389)	(110,182)	(244,780)	(92,969)	—
(1,111,938)	(307,905)	(991,828)	(485,647)	—
—	—	(151,089)	(2,437,586)	—

(2,409,701)	(1,533,768)	(4,592,761)	(4,804,663)	(133,227)

6,246,311	6,937,375	12,136,466	6,819,608	449,950

5,973,064	4,817,600	13,523,531	8,184,784	493,730

19,105,198	15,753,277	44,258,228	48,198,169	1,449,132

$25,078,262	$20,570,877	$57,781,759	$56,382,953	$1,942,862

$—	$—	$—	$—	$7,951

The accompanying notes are an integral part of the financial statements
2006 ANNUAL REPORT   45

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A					Class B

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$22.44	$20.71	$16.67	$16.03	$18.69	$21.76	$20.25	$16.41	$15.90	$18.66

Income from investment operations:
Net investment income (loss)(1)	0.05	(0.16)	(0.27)	(0.19)	(0.16)	(0.13)	(0.31)	(0.40)	(0.31)	(0.31)
Net realized and unrealized gain (loss) on investments	2.98	2.88	4.31	0.83	(2.46)	2.88	2.81	4.24	0.82	(2.43)

Total from investment operations	3.03	2.72	4.04	0.64	(2.62)	2.75	2.50	3.84	0.51	(2.74)

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.04)	—	—	—	—	(0.02)
Net realized capital gain	(1.35)	(0.99)	—	—	—	(1.35)	(0.99)	—	—	—

Total distributions	(1.35)	(0.99)	—	—	(0.04)	(1.35)	(0.99)	—	—	(0.02)

Net Asset Value — End of period	$24.12	$22.44	$20.71	$16.67	$16.03	$23.16	$21.76	$20.25	$16.41	$15.90

Total Return(2)	13.66%	13.36%	24.24%	3.99%	(14.03)%	12.77%	12.56%	23.40%	3.21%	(14.69)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$901,498	$530,271	$307,744	$149,677	$159,755	$15,999	$16,106	$16,186	$14,054	$9,077
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.90%	2.04%	2.16%	2.16%	2.20%	2.65%	2.79%	2.91%	2.91%	2.95%
After fees paid indirectly through commission recapture	1.86%	1.99%	2.16%	2.16%	2.20%	2.61%	2.74%	2.91%	2.91%	2.95%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	0.16%	(0.78)%	(1.41)%	(1.24)%	(0.93)%	(0.59)%	(1.53)%	(2.16)%	(1.99)%	(1.68)%
After fees paid indirectly through commission recapture	0.20%	(0.73)%	(1.41)%	(1.24)%	(0.93)%	(0.55)%	(1.48)%	(2.16)%	(1.99)%	(1.68)%
Portfolio turnover rate	185.71%	204.59%	332.70%	401.43%	523.87%	185.71%	204.59%	332.70%	401.43%	523.87%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
46  2006 ANNUAL REPORT

	Class C					Institutional Class

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$21.68	$20.18	$16.36	$15.85	$18.59	$22.70	$20.88	$16.76	$16.08	$18.72

Income from investment operations:
Net investment income (loss)(1)	(0.12)	(0.31)	(0.41)	(0.31)	(0.30)	0.11	(0.10)	(0.22)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investments	2.86	2.80	4.23	0.82	(2.42)	3.01	2.91	4.34	0.83	(2.50)

Total from investment operations	2.74	2.49	3.82	0.51	(2.72)	3.12	2.81	4.12	0.68	(2.59)

Distributions to shareholders from:
Net investment income	—	—	—	—	(0.02)	—	—	—	—	(0.05)
Net realized capital gain	(1.35)	(0.99)	—	—	—	(1.35)	(0.99)	—	—	—

Total distributions	(1.35)	(0.99)	—	—	(0.02)	(1.35)	(0.99)	—	—	(0.05)

Net Asset Value — End of period	$23.07	$21.68	$20.18	$16.36	$15.85	$24.47	$22.70	$20.88	$16.76	$16.08

Total Return(2)	12.77%	12.55%	23.35%	3.22%	(14.66)%	13.91%	13.69%	24.58%	4.23%	(13.86)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$98,224	$66,958	$37,559	$15,047	$5,376	$41,280	$32,506	$14,767	$4,676	$4,740
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.65%	2.79%	2.91%	2.91%	2.95%	1.65%	1.79%	1.91%	1.91%	1.95%
After fees paid indirectly through commission recapture	2.61%	2.74%	2.91%	2.91%	2.95%	1.61%	1.74%	1.91%	1.91%	1.95%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.59)%	(1.53)%	(2.16)%	(1.99)%	(1.68)%	0.41%	(0.53)%	(1.16)%	(1.32)%	(0.68)%
After fees paid indirectly through commission recapture	(0.55)%	(1.48)%	(2.16)%	(1.99)%	(1.68)%	0.45%	(0.48)%	(1.16)%	(1.32)%	(0.68)%
Portfolio turnover rate	185.71%	204.59%	332.70%	401.43%	523.87%	185.71%	204.59%	332.70%	401.43%	523.87%

The accompanying notes are an integral part of the financial statements
2006 ANNUAL REPORT   47

Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class A					Class B

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$11.49	$11.35	$9.69	$9.64	$12.48	$11.10	$11.04	$9.50	$9.52	$12.42

Income from investment operations:
Net investment loss(1)	(0.07)	(0.04)	(0.11)	(0.11)	(0.15)	(0.16)	(0.12)	(0.19)	(0.17)	(0.23)
Net realized and unrealized gain (loss) on investments	1.17	0.18	1.77	0.16	(2.69)	1.13	0.18	1.73	0.15	(2.67)

Total from investment operations	1.10	0.14	1.66	0.05	(2.84)	0.97	0.06	1.54	(0.02)	(2.90)

Net Asset Value — End of period	$12.59	$11.49	$11.35	$9.69	$9.64	$12.07	$11.10	$11.04	$9.50	$9.52

Total Return(2)	9.57%	1.23%	17.13%	0.52%	(22.76)%	8.74%	0.54%	16.21%	(0.21)%	(23.35)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$8,854	$8,290	$8,604	$7,687	$10,504	$150	$167	$199	$124	$89
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.77%	1.93%	2.10%	2.02%	2.21%	2.52%	2.68%	2.85%	2.77%	2.96%
After expense reimbursements and waived fees	1.77%	1.93%	2.10%	2.02%	2.21%	2.52%	2.68%	2.85%	2.77%	2.96%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.57)%	(0.33)%	(1.03)%	(1.18)%	(1.32)%	(1.32)%	(1.08)%	(1.78)%	(1.93)%	(2.07)%
After expense reimbursements and waived fees	(0.57)%	(0.33)%	(1.03)%	(1.18)%	(1.32)%	(1.32)%	(1.08)%	(1.78)%	(1.93)%	(2.07)%
Portfolio turnover rate	139.04%	88.76%	239.70%	223.82%	124.48%	139.04%	88.76%	239.70%	223.82%	124.48%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
48  2006 ANNUAL REPORT

	Class C					Institutional Class

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$11.03	$10.97	$9.44	$9.46	$12.34	$11.01	$10.84	$9.23	$9.16	$11.83

Income from investment operations:
Net investment loss(1)	(0.16)	(0.12)	(0.18)	(0.18)	(0.23)	(0.04)	(0.01)	(0.08)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	1.13	0.18	1.71	0.16	(2.65)	1.12	0.18	1.69	0.15	(2.56)

Total from investment operations	0.97	0.06	1.53	(0.02)	(2.88)	1.08	0.17	1.61	0.07	(2.67)

Net Asset Value — End of period	$12.00	$11.03	$10.97	$9.44	$9.46	$12.09	$11.01	$10.84	$9.23	$9.16

Total Return(2)	8.79%	0.55%	16.21%	(0.21)%	(23.34)%	9.81%	1.57%	17.44%	0.76%	(22.57)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$91	$143	$168	$310	$408	$3,106	$2,857	$2,894	$2,511	$2,387
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.52%	2.68%	2.85%	2.77%	2.96%	1.52%	1.68%	1.85%	1.77%	1.96%
After expense reimbursements and waived fees	2.52%	2.68%	2.85%	2.77%	2.96%	1.52%	1.68%	1.85%	1.77%	1.96%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.32)%	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(0.32)%	(0.08)%	(0.78)%	(0.93)%	(1.07)%
After expense reimbursements and waived fees	(1.32)%	(1.08)%	(1.78)%	(1.93)%	(2.07)%	(0.32)%	(0.08)%	(0.78)%	(0.93)%	(1.07)%
Portfolio turnover rate	139.04%	88.76%	239.70%	223.82%	124.48%	139.04%	88.76%	239.70%	223.82%	124.48%

The accompanying notes are an integral part of the financial statements
2006 ANNUAL REPORT   49

Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A					Class B

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$9.50	$8.57	$6.71	$7.71	$8.89	$9.19	$8.35	$6.61	$7.67	$8.90

Income from investment operations:
Net investment loss(2)	(0.10)	(0.10)	(0.13)	(0.15)	(0.20)	(0.17)	(0.16)	(0.19)	(0.19)	(0.25)
Net realized and unrealized gain (loss) on investments	1.27	1.03	1.99	(0.85)	(0.98)	1.21	1.00	1.93	(0.87)	(0.98)

Total from investment operations	1.17	0.93	1.86	(1.00)	(1.18)	1.04	0.84	1.74	(1.06)	(1.23)

Net Asset Value — End of period	$10.67	$9.50	$8.57	$6.71	$7.71	$10.23	$9.19	$8.35	$6.61	$7.67

Total Return(3)	12.32%	10.85%	27.72%	(12.97)%	(13.27)%	11.32%	10.06%	26.32%	(13.82)%	(13.82)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$748	$484	$291	$117	$140	$142	$128	$126	$65	$34
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.83%	2.05%	2.09%	2.63%	2.61%	2.58%	2.80%	2.84%	3.38%	3.36%
After expense reimbursements and waived fees	1.83%	2.05%	2.09%	2.63%	2.61%	2.58%	2.80%	2.84%	3.38%	3.36%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.99)%	(1.15)%	(1.62)%	(2.20)%	(2.35)%	(1.74)%	(1.90)%	(2.37)%	(2.95)%	(3.10)%
After expense reimbursements and waived fees	(0.99)%	(1.15)%	(1.62)%	(2.20)%	(2.35)%	(1.74)%	(1.90)%	(2.37)%	(2.95)%	(3.10)%
Portfolio turnover rate	215.97%	115.81%	191.91%	250.36%	154.51%	215.97%	115.81%	191.91%	250.36%	154.51%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
50  2006 ANNUAL REPORT

	Class C					Institutional Class

					For the
					period from
	Year	Year	Year	Year	October 17, 2001	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	(commencement	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	of operations) to	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	June 30, 2002(1)	2006	2005	2004	2003	2002

Net asset value, beginning of period	$9.24	$8.40	$6.64	$7.67	$7.50	$9.75	$8.78	$6.86	$7.77	$8.93

Income from investment operations:
Net investment loss(2)	(0.18)	(0.16)	(0.19)	(0.19)	(0.20)	(0.08)	(0.08)	(0.11)	(0.12)	(0.17)
Net realized and unrealized gain (loss) on investments	1.24	1.00	1.95	(0.84)	0.37	1.30	1.05	2.03	(0.79)	(0.99)

Total from investment operations	1.06	0.84	1.76	(1.03)	0.17	1.22	0.97	1.92	(0.91)	(1.16)

Net Asset Value — End of period	$10.30	$9.24	$8.40	$6.64	$7.67	$10.97	$9.75	$8.78	$6.86	$7.77

Total Return(3)	11.47%	10.00%	26.51%	(13.43)%	2.27%	12.51%	11.05%	27.99%	(11.71)%	(12.99)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$238	$229	$272	$174	$66	$2,756	$2,424	$2,162	$1,680	$3,593
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.58%	2.80%	2.84%	3.38%	3.36%	1.58%	1.80%	1.84%	2.38%	2.36%
After expense reimbursements and waived fees	2.58%	2.80%	2.84%	3.38%	3.36%	1.58%	1.80%	1.84%	2.38%	2.36%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.74)%	(1.90)%	(2.37)%	(2.95)%	(3.10)%	(0.74)%	(0.90)%	(1.37)%	(1.95)%	(2.10)%
After expense reimbursements and waived fees	(1.74)%	(1.90)%	(2.37)%	(2.95)%	(3.10)%	(0.74)%	(0.90)%	(1.37)%	(1.95)%	(2.10)%
Portfolio turnover rate	215.97%	115.81%	191.91%	250.36%	154.51%	215.97%	115.81%	191.91%	250.36%	154.51%

The accompanying notes are an integral part of the financial statements
2006 ANNUAL REPORT   51

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A					Class B

					For the					For the
					period from					period from
	Year	Year	Year	Year	January 31, 2002	Year	Year	Year	Year	May 2, 2002
	Ended	Ended	Ended	Ended	(commencement	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to	June 30,	June 30,	June 30,	June 30,	of operations) to
	2006	2005	2004	2003	June 30, 2002(1)	2006	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.29	$11.45	$9.05	$9.43	$10.00	$11.12	$11.38	$9.05	$9.50	$10.01

Income from investment operations:
Net investment loss (2)	(0.05)	(0.12)	(0.13)	(0.03)	(0.04)	(0.13)	(0.21)	(0.19)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	0.85	1.19	2.64	(0.35)	(0.53)	0.84	1.18	2.63	(0.37)	(0.48)

Total from investment operations	0.80	1.07	2.51	(0.38)	(0.57)	0.71	0.97	2.44	(0.45)	(0.51)

Distributions to shareholders from:
Net realized capital gain	(1.02)	(1.23)	(0.11)	—	—	(1.02)	(1.23)	(0.11)	—	—

Total distributions	(1.02)	(1.23)	(0.11)	—	—	(1.02)	(1.23)	(0.11)	—	—

Net Asset Value — End of period	$11.07	$11.29	$11.45	$9.05	$9.43	$10.81	$11.12	$11.38	$9.05	$9.50

Total Return(3)	7.05%	9.66%	27.83%	(4.03)%	(5.70)%	6.31%	8.80%	27.05%	(4.74)%	(5.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$12,482	$11,970	$7,250	$2,868	$2,044	$886	$1,176	$1,098	$926	$374
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.72%	1.95%	1.98%	2.05%	2.53%	2.47%	2.70%	2.73%	2.80%	3.28%
After fees paid indirectly through commission recapture	1.67%	1.95%	1.98%	2.05%	2.53%	2.42%	2.70%	2.73%	2.80%	3.28%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(0.46)%	(1.08)%	(1.12)%	(0.28)%	(1.09)%	(1.21)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
After fees paid indirectly through commission recapture	(0.41)%	(1.08)%	(1.12)%	(0.28)%	(1.09)%	(1.16)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
Portfolio turnover rate	129.29%	226.62%	230.58%	692.80%	180.94%	129.29%	226.62%	230.58%	692.80%	180.94%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.
(2)	The average shares outstanding method has been applied for per share information.
(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
52  2006 ANNUAL REPORT

	Class C

					For the
					period from
	Year	Year	Year	Year	May 2, 2002
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2006	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.12	$11.38	$9.05	$9.50	$10.01

Income from investment operations:
Net investment loss(2)	(0.13)	(0.21)	(0.19)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.84	1.18	2.63	(0.36)	(0.48)

Total from investment operations	0.71	0.97	2.44	(0.45)	(0.51)

Distributions to shareholders from:
Net realized capital gain	(1.02)	(1.23)	(0.11)	—	—

Total distributions	(1.02)	(1.23)	(0.11)	—	—

Net Asset Value — End of period	$10.81	$11.12	$11.38	$9.05	$9.50

Total Return(3)	6.32%	8.80%	27.05%	(4.74)%	(5.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,423	$11,932	$10,757	$8,735	$2,108
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.47%	2.70%	2.73%	2.80%	3.28%
After fees paid indirectly through commission recapture	2.42%	2.70%	2.73%	2.80%	3.28%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.21)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
After fees paid indirectly through commission recapture	(1.16)%	(1.83)%	(1.87)%	(1.03)%	(1.84)%
Portfolio turnover rate	129.29%	226.62%	230.58%	692.80%	180.94%

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   53

Financial Highlights
Quaker Biotech Pharma-Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class A				Class B

				For the				For the
				period from				period from
	Year	Year	Year	October 14, 2002	Year	Year	Year	September 23, 2002
	Ended	Ended	Ended	(commencement	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to	June 30,	June 30,	June 30,	of operations) to
	2006	2005	2004	June 30, 2003(1)	2006	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$12.30	$13.64	$11.83	$10.00	$12.04	$13.47	$11.77	$10.00

Income from investment operations:
Net investment loss(2)	(0.11)	(0.19)	(0.28)	(0.08)	(0.20)	(0.29)	(0.37)	(0.08)
Net realized and unrealized gain (loss) on investments	0.37	(0.22)	2.80	1.91	0.37	(0.21)	2.78	1.85

Total from investment operations	0.26	(0.41)	2.52	1.83	0.17	(0.50)	2.41	1.77

Distributions to shareholders from:
Net realized capital gain	(0.06)	(0.93)	(0.71)	—	(0.06)	(0.93)	(0.71)	—

Total distributions	(0.06)	(0.93)	(0.71)	—	(0.06)	(0.93)	(0.71)	—

Net Asset Value — End of period	$12.50	$12.30	$13.64	$11.83	$12.15	$12.04	$13.47	$11.77

Total Return(3)	2.14%	(3.22)%	21.97%	18.30%	1.43%	(3.95)%	21.12%	17.70%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$14,324	$15,295	$9,908	$2,611	$1,131	$1,238	$1,761	$1,565
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.19%	2.31%	2.41%	2.68%	2.94%	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	2.19%	2.31%	2.41%	2.64%	2.94%	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.79)%	(1.56)%	(2.15)%	(2.22)%	(1.54)%	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(0.79)%	(1.56)%	(2.15)%	(2.18)%	(1.54)%	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	199.35%	272.82%	139.37%	108.76%	199.35%	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
54  2006 ANNUAL REPORT

	Class C

				For the
				period from
	Year	Year	Year	November 20, 2002
	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	of operations) to
	2006	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$12.05	$13.48	$11.78	$10.02

Income from investment operations:
Net investment loss(2)	(0.20)	(0.28)	(0.37)	(0.09)
Net realized and unrealized gain (loss) on investments	0.37	(0.22)	2.78	1.85

Total from investment operations	0.17	(0.50)	2.41	1.76

Distributions to shareholders from:
Net realized capital gain	(0.06)	(0.93)	(0.71)	—

Total distributions	(0.06)	(0.93)	(0.71)	—

Net Asset Value — End of period	$12.16	$12.05	$13.48	$11.78

Total Return(3)	1.43%	(3.95)%	21.11%	17.57%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,802	$4,038	$4,084	$1,588
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.94%	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	2.94%	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.54)%	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(1.54)%	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	199.35%	272.82%	139.37%	108.76%

The accompanying notes are an integral part of the financial statements
2006 ANNUAL REPORT   55

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A					Class B

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$16.67	$16.03	$10.75	$11.80	$11.41	$16.16	$15.69	$10.60	$11.71	$11.38

Income from investment operations:
Net investment loss(1)	(0.10)	(0.09)	(0.13)	(0.01)	(0.11)	(0.22)	(0.20)	(0.21)	(0.07)	(0.21)
Net realized and unrealized gain (loss) on investments	1.75	2.09	5.41	(0.54)	0.84	1.69	2.03	5.30	(0.54)	0.88

Total from investment operations	1.65	2.00	5.28	(0.55)	0.73	1.47	1.83	5.09	(0.61)	0.67

Distributions to shareholders from:
Net realized capital gain	(2.43)	(1.36)	—	(0.50)	(0.34)	(2.43)	(1.36)	—	(0.50)	(0.34)

Total distributions	(2.43)	(1.36)	—	(0.50)	(0.34)	(2.43)	(1.36)	—	(0.50)	(0.34)

Net Asset Value — End of period	$15.89	$16.67	$16.03	$10.75	$11.80	$15.20	$16.16	$15.69	$10.60	$11.71

Total Return(2)	10.32%	12.57%	49.12%	(3.99)%	6.45%	9.47%	11.73%	48.02%	(4.56)%	5.93%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$70,866	$40,198	$30,393	$8,143	$5,168	$2,188	$2,452	$3,055	$2,211	$2,515
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.69%	1.84%	2.01%	2.11%	2.14%	2.44%	2.59%	2.76%	2.86%	2.89%
After fees paid indirectly through commission recapture	1.65%	1.66%	2.01%	2.11%	2.14%	2.40%	2.41%	2.76%	2.86%	2.89%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(0.64)%	(0.73)%	(0.84)%	0.02%	(0.83)%	(1.39)%	(1.48)%	(1.59)%	(0.73)%	(1.58)%
After fees paid indirectly through commission recapture	(0.60)%	(0.55)%	(0.84)%	0.02%	(0.83)%	(1.35)%	(1.30)%	(1.59)%	(0.73)%	(1.58)%
Portfolio turnover rate	82.01%	186.72%	134.73%	122.76%	106.60%	82.01%	186.72%	134.73%	122.76%	106.60%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
56  2006 ANNUAL REPORT

	Class C					Institutional Class

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$15.94	$15.49	$10.47	$11.59	$11.31	$16.98	$16.27	$10.88	$11.90	$11.49

Income from investment operations:
Net investment loss(1)	(0.21)	(0.20)	(0.21)	(0.07)	(0.20)	(0.06)	(0.05)	(0.07)	0.04	(0.06)
Net realized and unrealized gain (loss) on investments	1.66	2.01	5.23	(0.55)	0.82	1.78	2.12	5.46	(0.56)	0.81

Total from investment operations	1.45	1.81	5.02	(0.62)	0.62	1.72	2.07	5.39	(0.52)	0.75

Distributions to shareholders from:
Net realized capital gain	(2.43)	(1.36)	—	(0.50)	(0.34)	(2.43)	(1.36)	—	(0.50)	(0.34)

Total distributions	(2.43)	(1.36)	—	(0.50)	(0.34)	(2.43)	(1.36)	—	(0.50)	(0.34)

Net Asset Value — End of period	$14.96	$15.94	$15.49	$10.47	$11.59	$16.27	$16.98	$16.27	$10.88	$11.90

Total Return(2)	9.47%	11.75%	47.95%	(4.69)%	5.52%	10.56%	12.83%	49.54%	(3.70)%	6.58%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$16,458	$13,379	$9,138	$4,815	$5,508	$1,503	$1,752	$1,672	$1,060	$6,499
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.44%	2.59%	2.76%	2.86%	2.89%	1.44%	1.59%	1.76%	1.86%	1.89%
After fees paid indirectly through commission recapture	2.40%	2.41%	2.76%	2.86%	2.89%	1.40%	1.41%	1.76%	1.86%	1.89%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.39)%	(1.48)%	(1.59)%	(0.73)%	(1.58)%	(0.39)%	(0.48)%	(0.59)%	0.27%	(0.58)%
After fees paid indirectly through commission recapture	(1.35)%	(1.30)%	(1.59)%	(0.73)%	(1.58)%	(0.35)%	(0.30)%	(0.59)%	0.27%	(0.58)%
Portfolio turnover rate	82.01%	186.72%	134.73%	122.76%	106.60%	82.01%	186.72%	134.73%	122.76%	106.60%

The accompanying notes are in integral part of the financial statements
2006 ANNUAL REPORT   57

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A					Class B

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$19.39	$18.95	$14.17	$14.91	$15.63	$18.66	$18.43	$13.89	$14.75	$15.59

Income from investment operations:
Net investment loss(1)	(0.17)	(0.14)	(0.09)	(0.22)	(0.22)	(0.30)	(0.27)	(0.21)	(0.31)	(0.35)
Net realized and unrealized gain on investments	3.23	2.39	4.90	0.38	0.26	3.10	2.31	4.78	0.35	0.27

Total from investment operations	3.06	2.25	4.81	0.16	0.04	2.80	2.04	4.57	0.04	(0.08)

Distributions to shareholders from:
Net realized capital gain	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)

Total distributions	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)

Net Asset Value — End of period	$19.51	$19.39	$18.95	$14.17	$14.91	$18.52	$18.66	$18.43	$13.89	$14.75

Total Return(2)	16.76%	12.17%	33.97%	2.28%	0.54%	15.95%	11.33%	32.93%	1.46%	(0.26)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$36,735	$21,818	$17,516	$7,393	$7,885	$1,052	$1,005	$985	$759	$540
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.83%	1.94%	1.68%	2.63%	2.72%	2.58%	2.69%	2.43%	3.38%	3.47%
After expense reimbursements and waived fees	1.75%	1.94%	1.68%	2.58%	2.60%	2.50%	2.69%	2.43%	3.33%	3.35%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.91)%	(0.75)%	(0.52)%	(1.83)%	(1.60)%	(1.66)%	(1.50)%	(1.27)%	(2.58)%	(2.35)%
After expense reimbursements and waived fees	(0.83)%	(0.75)%	(0.52)%	(1.78)%	(1.48)%	(1.58)%	(1.50)%	(1.27)%	(2.53)%	(2.23)%
Portfolio turnover rate	129.64%	127.20%	101.86%	89.57%	82.66%	129.64%	127.20%	101.86%	89.57%	82.66%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
58  2006 ANNUAL REPORT

	Class C					Institutional Class

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2006	2005	2004	2003	2002	2006	2005	2004	2003	2002

Net asset value, beginning of period	$18.21	$18.02	$13.56	$14.42	$15.25	$19.65	$19.14	$14.28	$14.98	$15.67

Income from investment operations:
Net investment loss(1)	(0.29)	(0.27)	(0.21)	(0.31)	(0.33)	(0.12)	(0.09)	(0.05)	(0.19)	(0.18)
Net realized and unrealized gain on investments	3.01	2.27	4.70	0.35	0.26	3.29	2.41	4.94	0.39	0.25

Total from investment operations	2.72	2.00	4.49	0.04	(0.07)	3.17	2.32	4.89	0.20	0.07

Distributions to shareholders from:
Net realized capital gain	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)

Total distributions	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)	(2.94)	(1.81)	(0.03)	(0.90)	(0.76)

Net Asset Value — End of period	$17.99	$18.21	$18.02	$13.56	$14.42	$19.88	$19.65	$19.14	$14.28	$14.98

Total Return(2)	15.91%	11.37%	33.14%	1.49%	(0.20)%	17.12%	12.42%	34.27%	2.55%	0.73%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9,884	$6,597	$3,914	$1,383	$973	$28,727	$26,963	$25,783	$15,214	$16,919
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.58%	2.69%	2.43%	3.38%	3.47%	1.58%	1.69%	1.43%	2.38%	2.47%
After expense reimbursements and waived fees	2.50%	2.69%	2.43%	3.33%	3.35%	1.50%	1.69%	1.43%	2.33%	2.35%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.66)%	(1.50)%	(1.27)%	(2.58)%	(2.35)%	(0.66)%	(0.50)%	(0.27)%	(1.58)%	(1.35)%
After expense reimbursements and waived fees	(1.58)%	(1.50)%	(1.27)%	(2.53)%	(2.23)%	(0.58)%	(0.50)%	(0.27)%	(1.53)%	(1.23)%
Portfolio turnover rate	129.64%	127.20%	101.86%	89.57%	82.66%	129.64%	127.20%	101.86%	89.57%	82.66%

The accompanying notes are an integral part of the financial statements.
2006 ANNUAL REPORT   59

Financial Highlights
Geewax Terker Core Value Fund
(For a Share Outstanding Throughout the Period)

	Class A

					For the
					period from
	Year	Year	Year	Year	March 26, 2002
	Ended	Ended	Ended	Ended	(commencement
	June 30,	June 30,	June 30,	June 30,	of operations) to
	2006	2005	2004	2003	June 30, 2002(1)

Net asset value, beginning of period	$11.86	$11.54	$9.28	$9.29	$10.00

Income from investment operations:
Net investment income (loss)(2)	0.10	0.06	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	2.34	1.26	2.32	0.08	(0.68)

Total from investment operations	2.44	1.32	2.26	(0.01)	(0.71)

Distributions to shareholders from:
Net investment income	(0.09)	—	—	—	—
Net realized capital gain	(1.12)	(1.00)	—	—	—

Total distributions	(1.21)	(1.00)	—	—	—

Net Asset Value — End of period	$13.09	$11.86	$11.54	$9.28	$9.29

Total Return(3)	21.42%	11.60%	24.35%	(0.11)%	(7.10)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,719	$1,943	$1,449	$1,045	$957
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.89%	2.09%	2.14%	2.12%	2.21%
After expense reimbursements and waived fees	0.84%	1.04%	1.94%	2.12%	2.21%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements and waived fees	(0.31)%	(0.56)%	(0.78)%	(1.01)%	(1.14)%
After expense reimbursements and waived fees	0.74%	0.49%	(0.58)%	(1.01)%	(1.14)%
Portfolio turnover rate	184.01%	103.24%	156.88%	151.69%	19.31%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
60  2006 ANNUAL REPORT

Notes to the Financial Statements
Note 1 — Organization
      The Quaker Investment Trust (the “Trust”), a diversified, open-end management investment company, was organized as a Massachusetts Business Trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Trust’s amended and restated Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established eight series: Quaker Core Equity Fund, Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, Quaker Small-Cap Growth Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Capital Opportunities Fund, and Geewax Terker Core Value Fund (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below.
      Quaker Core Equity Fund (“Core Equity”), Quaker Strategic Growth Fund (“Strategic Growth”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) all commenced operations on November 25, 1996. Quaker Mid-Cap Value Fund (“Mid-Cap Value”) commenced operations on December 31, 1997. Quaker Small-Cap Growth Fund (“Small-Cap Growth”) commenced operations on September 18, 2000. The investment objective of these Funds is to provide shareholders with long-term capital growth by investing primarily in equity securities of domestic U.S. companies.
      Quaker Capital Opportunities Fund (“Capital Opportunities”) commenced operations on January 31, 2002. The investment objective of this Fund is to seek long-term capital growth.
      Geewax Terker Core Value Fund (“Core Value”) commenced operations on March 26, 2002. The Fund seeks to achieve long-term capital appreciation through the prudent investment of securities issued by companies considered by the sub-adviser to be “value” oriented companies.
      Quaker Biotech Pharma-Healthcare Fund (“Biotech”) commenced operations on September 23, 2002. The investment objective of this Fund is to seek long-term capital appreciation.
      Core Equity, Strategic Growth, Small-Cap Value, Mid-Cap Value, and Small-Cap Growth offer four classes of shares (Class A, Class B, Class C and Institutional Class shares). Class A shares are charged a front-end sales charge and a distribution and servicing fee; Class B shares bear a contingent deferred sales charge (“CDSC”) that declines to zero over an average of seven years coupled with additional distribution and servicing fees; Class C shares bear an additional distribution and servicing fee and a CDSC of 1% for a period of thirteen months; and Institutional Class shares bear no front-end sales charges or CDSC’s, but have higher minimum investment limitations.
      Capital Opportunities and Biotech offer Class A, Class B and Class C shares. Core Value offers Class A shares.
Note 2 — Summary of Significant Accounting Policies and Other Information
      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.
      A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the Nasdaq National Market System is valued at the Nasdaq Official Closing Price.
      The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and have established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Fund’s fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
      Short-term investments are valued at amortized cost, which approximates fair market value.
      B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
      Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The
2006 ANNUAL REPORT   61

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
      C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Rebate income on short proceeds is recorded on an accrual basis.
      Strategic Growth and Biotech make short sales of investments, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
      D. Option Writing. Strategic Growth, Capital Opportunities, and Biotech may write options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
      E. Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
      Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.
      Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
      F. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
      G. Distributions to Shareholders. Each Fund generally declares dividends annually, payable in December, on a date selected by the Trust’s Board of Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
62  2006 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
      H. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
      I. Indemnifications. Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect this risk of loss to be remote.
Note 3 — Investment Advisory Fee and Other Related Party Transactions
      Quaker Funds, Inc. (“QFI”) serves as Investment Advisor to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following persons to serve as sub-advisers:

Fund	Sub-Advisor

Strategic Growth	DG Capital Management

Core Equity	Geewax, Terker & Co.

Small-Cap Growth	Geewax, Terker & Co.

Capital Opportunities	Knott Capital Management

Biotech	Sectoral Asset Management, Inc.

Mid-Cap Value	Global Capital Management, Inc.

Small-Cap Value	Aronson + Johnson + Ortiz, LP

Core Value	Geewax, Terker & Co.

      The sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
      Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ended June 30, 2006. Amounts are expressed as a percentage of average net assets.

	Aggregate	Subadvisory	Advisory &
	advisory fee	fee paid by QFI	subadvisory fees
Fund	paid to QFI	to the sub-adviser	waived & reimbursed

Strategic Growth	1.30%	0.75%	N/A

Core Equity	1.05%	0.75%	N/A

Small-Cap Growth	1.05%	0.75%	N/A

Capital Opportunities	1.05%	0.75%	N/A

Biotech	1.45%	0.95%	N/A

Mid-Cap Value	1.05%	0.75%	N/A

Small-Cap Value	1.20%	0.90%	0.08%

Core Value	1.05%	0.75%	1.05%

      For the fiscal year ended June 30, 2006, QFI and the sub-advisers earned and reimbursed fees as follows:

	Aggregate	Subadvisory	Advisory &
	advisory fees	fee paid by QFI	subadvisory fees
Fund	paid to QFI	to the sub-adviser	waived & reimbursed

Strategic Growth	$11,158,369	$6,437,519	$—

Core Equity	126,135	90,096	—

Small-Cap Growth	38,714	27,653	—

Capital Opportunities	287,145	205,094	—

Biotech	300,723	197,024	—

Mid-Cap Value	663,918	474,223	—

Small-Cap Value	819,928	614,946	55,827

Core Value	24,516	17,511	24,516

      The sub-adviser to Small-Cap Value has voluntarily agreed to charge Small-Cap Value a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client is terminated, the subadvisory fee rates offered to Small-Cap Value would revert to the contractual fee rate of 0.90% per annum.
      QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A, 3.35% for Classes B and C, and 2.35% for Class I of the average net assets of each class, respectively. QFI currently has no intention to terminate this
2006 ANNUAL REPORT   63

Notes to the Financial Statements
Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
arrangement, however, it may do so at any time in its sole discretion.
      Citco Mutual Fund Services, Inc. serves as the Administrator (the “Administrator”) and Transfer Agent (the “Transfer Agent”) for the Trust. The Administrator provides administrative services to and is generally responsible for the overall management and day-to-day operations of each Fund pursuant to an accounting and administrative agreement with the Trust. The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. Effective July 1, 2005, as compensation for its services, the Administrator receives a fee at the annual rate of 0.35% of the aggregate of the Trust’s first $200 million of average daily net assets, 0.175% of the next $300 million of average daily net assets, and 0.10% of the net assets in excess of $500 million. For the fiscal year period ended June 30, 2006, the Administrator earned fees of $1,775,935.
      Citco Mutual Fund Distributors, Inc. (the “Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 for each class for each Fund with the exception of Class I. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class B and C Plans provide that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.
      The Distributor received $218,614 in underwriter concessions from the sale of Fund shares for the fiscal year ended June 30, 2006. The Chief Executive Officer of the Trust received $174,892 of these commissions ($107,499 from July 1, 2005 to February 28, 2006 while he was a registered representative of Radnor Research & Trading (“Radnor”) and $67,393 from March 1, 2006 to June 30, 2006 while he was a registered representative of the Distributor). In addition, the Distributor received $41,538 in sales commissions on orphan accounts from the sale of Fund shares in the fiscal year ended June 30, 2006, all of which was paid to the Chief Executive Officer of the Trust ($28,552 from July 1, 2005 to February 28, 2006 while he was a registered representative of Radnor and $12,986 from March 1, 2006 to June 30, 2006 while he was a registered representative of the Distributor).
      QFI has informed the Trust that for the fiscal year ended June 30, 2006 it received contingent deferred sales charges from certain redemptions of the Funds’ Class B shares and Class C shares of $52,540 and $32,026, respectively. The respective shareholders pay such charges, which are not an expense of the Fund.
      The Chief Executive Officer and Treasurer of the Trust, was a registered representative for Radnor, and received a portion of the brokerage commissions paid to this affiliated broker for portfolio transactions executed on behalf of the Funds. Commissions paid and recaptured were as follows:

	Commissions	Commissions
Fund	Paid	Recaptured

Strategic Growth	$768,152	$384,076	(1)

Capital Opportunities	65,122	14,683	(1)

Mid-Cap Value	62,067	27,519	(1)

(1)	Under the terms of certain commission recapture agreements with Radnor, the commissions recaptured by the Funds were used to offset the respective Fund’s total expenses, which are reflected under the line item “Fees paid indirectly” of each Fund’s Statement of Operations for the fiscal year ended June 30, 2006.
Note 4 — Purchases and Sales of Investments
      For the fiscal year ended June 30, 2006, aggregate purchases and sales of investment securities (excluding short-term investments) for each fund were as follows:

Fund	Purchases	Sales

Strategic Growth	$1,270,502,661	$1,225,846,185

Core Equity	16,534,343	16,853,389

Small-Cap Growth	8,078,620	7,884,760

Capital Opportunities	32,529,912	37,608,935

Biotech	33,138,254	34,003,974

Mid-Cap Value	77,308,616	51,713,246

Small-Cap Value	97,294,062	87,940,387

Core Value	4,700,775	4,323,470

64  2006 ANNUAL REPORT

Note 5 — Options Written
      A summary of option contracts written by the Trust during the fiscal year ended June 30, 2006 were as follows:

	Strategic Growth Calls

	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	1,782	537,067
Options closed	(593)	(182,045)
Options exercised	—	—
Options expired	(1,189)	(355,022)

Options outstanding at end of year	—	$—

	Capital Opportunities Calls

	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of year	1,570	$431,260
Options written	1,230	536,089
Options closed	(2,800)	(967,349)
Options exercised	—	—
Options expired	—	—

Options outstanding at end of year	—	$—

	Biotech Calls

	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of year	—	$—
Options written	1,244	189,592
Options closed	(485)	(60,190)
Options exercised	(116)	(25,751)
Options expired	(643)	(103,651)

Options outstanding at end of year	—	$—

      One option contract is equivalent to one hundred shares of common stock.
      As of June 30, 2006, there were no portfolio securities subject to covered call options written by the Trust.
Note 6 — Investments in Affiliate
      The Quaker Strategic Growth Fund invests a portion of its assets in American Ecology Corporation. The corporation is considered to be affiliated under the Investment Company Act of 1940 because the Fund owns more that 5% of the corporation’s outstanding voting stock. A detail of the Quaker Strategic Growth Fund’s holding in American Ecology Corporation and related transactions during the year ended June 30, 2006 appear below.

	Beginning			Ending	Dividend	Market
	Shares	Purchases	Sales	Shares	Income	Value

American Ecology Corporation	517,595	616,800	(134,000)	1,000,395	$402,388	$26,510,468
Note 7 — Tax Matters
      For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2006 for each Fund were as follows:

				Net
		Gross	Gross	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Strategic Growth	$941,932,462	$57,015,356	$(17,845,539)	$39,169,817

Core Equity	11,183,177	1,395,017	(361,573)	1,033,444

Small-Cap Growth	3,699,667	353,710	(174,606)	179,104

Capital Opportunities	23,314,018	2,338,385	(604,488)	1,733,897

Biotech	13,899,412	963,293	(1,911,792)	(948,499)

Mid-Cap Value	86,090,098	8,592,910	(3,892,216)	4,700,694

Small-Cap Value	68,528,589	10,017,832	(2,245,670)	7,772,162

Core Value	2,550,783	234,241	(94,066)	140,175

2006 ANNUAL REPORT   65

Notes to the Financial Statements
Note 7 — Tax Matters (Continued)
      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
      As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Gains	Carryforward	Currency Loss	Earnings

Strategic Growth	$39,169,817	$57,126,220	$36,184,344	$—	$—	$132,480,381

Core Equity	1,033,444	—	—	(5,132,285)	—	(4,098,841)

Small-Cap Growth	179,104	—	159,307	—	—	338,411

Capital Opportunities	1,733,897	—	1,058,613	—	—	2,792,510

Biotech	(948,499)	764,959	380,100	—	(7,487)	189,073

Mid-Cap Value	4,700,694	2,054,418	412,158			7,167,270

Small-Cap Value	7,772,162	2,553,463	4,553,145	—	—	14,878,770

Core Value	140,175	154,017	157,849	—	—	452,041

      The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales and net losses realized after October 31st.
      Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.
      At June 30, 2006, the capital loss carryovers for the Funds were as follows:

	Capital Loss Carryovers Expiring			Post-October Losses

Fund	2010	2011	Total	Deferred	Utilized

Core Equity	2,773,785	2,358,500	5,132,285	—	—

Biotech	—	—	—	7,487	771,366

Note 8 — Reclassifications of Capital Accounts
      In accordance with accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2006, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

			Capital Paid
	Accumulated	Accumulated	in on Shares
	Net Investment	Net Realized	of Beneficial
Fund	Income	Gain (Loss)	Interest

Core Equity	$63,388	$—	$(63,388)

Small-Cap Growth	32,398	—	(32,398)

Capital Opportunities	214,774	(214,774)	—

Biotech Pharma-Healthcare	198,721	(198,721)	—

Mid-Cap Value	504,399	(504,399)	—

Small-Cap Value	567,674	(567,674)	—

66  2006 ANNUAL REPORT

Note 9 — Distributions to Shareholders
      Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
      The tax character of dividends and distributions paid during the fiscal years ending June 30, 2006 and 2005 were as follows:

	Ordinary Income		Long-Term Capital Gain

Fund	2006	2005	2006	2005

Strategic Growth	$29,137,312	$14,604,513	$16,065,857	$6,669,406

Capital Opportunities	615,911	1,635,701	1,818,985	774,000

Biotech	—	1,520,402	101,855	13,366

Mid-Cap Value	3,028,061	621,816	3,482,107	3,970,945

Small-Cap Value	2,713,671	1,661,370	6,804,209	3,143,293

Core Value	182,650	2,289	14,430	130,938

Note 10 — Fund Share Transactions
       At June 30, 2006, there were an unlimited number of shares of beneficial interest with a $0.01 par value, authorized. The following table summarizes the activity in shares of each Fund:
Strategic Growth

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	17,397,995	(5,169,681)	1,519,836	37,374,644	10,789,379	(2,793,339)	768,441	23,626,494
Value	$421,625,118	$(125,020,495)	35,746,532		$232,425,751	$(59,667,146)	16,521,488

Class B
Shares	11,727	(99,050)	37,848	690,806	12,944	(105,073)	33,028	740,281
Value	$276,041	$(2,292,236)	858,012		$274,719	$(2,202,207)	691,271

Class C
Shares	1,947,132	(980,064)	201,354	4,257,293	1,308,880	(182,237)	100,666	3,088,871
Value	$45,138,990	$(23,012,370)	4,548,584		$27,229,607	$(3,787,926)	2,098,918

Class I
Shares	378,084	(188,397)	65,101	1,686,869	756,845	(80,391)	48,377	1,432,081
Value	$9,484,661	$(4,631,529)	1,551,367		$16,118,831	$(1,771,279)	1,050,747

Core Equity

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	16,311	(34,844)	—	702,967	32,311	(69,174)	—	721,500
Value	$201,765	$(429,078)	—		$364,142	$(804,415)	—

Class B
Shares	—	(2,598)	—	12,407	—	(3,019)	—	15,005
Value	$—	$(29,276)	—		$—	$(31,562)	—

Class C
Shares	1,110	(6,576)	—	7,543	5,235	(7,573)	—	13,009
Value	$13,135	$(75,320)	—		$56,196	$(79,227)	—

Class I
Shares	3,548	(6,267)	—	256,814	3,052	(10,457)	—	259,533
Value	$42,798	$(70,675)	—		$33,401	$(115,066)	—

2006 ANNUAL REPORT   67

Notes to the Financial Statements
Note 10 — Fund Share Transactions (Continued)
Small-Cap Growth

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	33,526	(14,387)	—	70,129	25,170	(8,094)	—	50,990
Value	$358,142	$(155,800)	—		$219,597	$(67,728)	—

Class B
Shares	—	(1)	—	13,879	2,626	(3,793)	—	13,880
Value	$—	$(12)	—		$21,481	$(30,424)	—

Class C
Shares	4,411	(6,122)	—	23,113	2,488	(10,050)	—	24,824
Value	$47,221	$(64,647)	—		$22,360	$(88,489)	—

Class I
Shares	2,639	—	—	251,339	7,358	(5,010)	—	248,700
Value	$29,604	$—	—		$65,792	$(48,849)	—

Capital Opportunities

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	449,097	(491,118)	108,728	1,127,196	806,413	(485,401)	106,236	1,060,489
Value	$5,202,606	$(5,567,352)	1,207,975		$9,184,573	$(5,591,835)	1,162,223

Class B
Shares	1,350	(34,842)	9,678	81,934	18,553	(20,618)	11,292	105,748
Value	$15,015	$(387,329)	105,392		$206,495	$(230,812)	122,180

Class C
Shares	120,981	(237,159)	99,809	1,056,960	247,686	(220,312)	100,281	1,073,329
Value	$1,369,751	$(2,659,406)	1,085,918		$2,773,173	$(2,464,784)	1,085,098

Biotech

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	392,779	(496,508)	5,472	1,145,617	767,509	(334,100)	83,948	1,243,874
Value	$5,263,687	$(6,528,186)	69,822		$9,875,429	$(4,106,232)	1,066,977

Class B
Shares	6,915	(17,176)	543	93,110	946	(37,389)	8,545	102,828
Value	$91,265	$(227,897)	6,760		$12,166	$(451,840)	106,729

Class C
Shares	75,276	(99,173)	1,521	312,748	93,137	(81,821)	20,782	335,124
Value	$991,661	$(1,274,883)	18,949		$1,157,095	$(982,724)	259,775

68  2006 ANNUAL REPORT

Note 10 — Fund Share Transactions (Continued)
Mid-Cap Value

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	3,447,903	(1,638,914)	239,478	4,460,273	1,544,250	(1,203,205)	174,910	2,411,806
Value	$56,410,060	$(28,014,914)	3,695,156		$25,014,802	$(19,035,655)	2,877,270

Class B
Shares	9,090	(38,537)	21,633	143,969	10,766	(68,844)	15,181	151,783
Value	$140,137	$(619,010)	320,605		$171,361	$(1,093,776)	243,043

Class C
Shares	357,474	(217,842)	120,822	1,099,933	381,064	(186,339)	54,914	839,479
Value	$5,656,556	$(3,426,983)	1,762,797		$5,980,853	$(2,899,986)	867,101

Class I
Shares	9,607	(33,296)	12,831	92,340	11,757	(20,207)	8,862	103,198
Value	$161,532	$(569,822)	202,470		$193,207	$(330,012)	148,258

Small-Cap Value

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	974,202	(428,852)	211,801	1,882,508	391,788	(283,951)	93,027	1,125,357
Value	$19,369,949	$(8,450,432)	3,882,318		$7,375,275	$(5,295,796)	1,747,981

Class B
Shares	643	(5,714)	8,071	56,825	4,733	(9,386)	5,028	53,825
Value	$12,000	$(108,491)	141,002		$86,833	$(171,183)	91,362

Class C
Shares	169,946	(48,277)	65,299	549,308	143,100	(22,465)	24,518	362,340
Value	$3,132,479	$(889,403)	1,108,118		$2,545,929	$(395,083)	434,457

Class I
Shares	80,737	(232,823)	225,384	1,445,162	4,795	(108,141)	128,091	1,371,864
Value	$1,616,755	$(4,597,362)	4,203,414		$87,489	$(2,125,242)	2,437,586

Core Value

	For the Fiscal Year Ended: June 30, 2006				For the Fiscal Year Ended: June 30, 2005

	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	59,868	(32,205)	16,173	207,637	27,287	(203)	11,196	163,801
Value	$803,432	$(417,392)	196,020		$322,033	$(2,411)	130,328

2006 ANNUAL REPORT   69

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Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
The Quaker Investment Trust
Malvern, Pennsylvania
      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Quaker Strategic Growth Fund, Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund and Geewax Terker Core Value Fund, each a series of shares of beneficial interest of the Quaker Investment Trust, as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quaker Strategic Growth Fund, Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund and Geewax Terker Core Value Fund, as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
July 26, 2006
2006 ANNUAL REPORT   71

Trustees and Officers
June 30, 2006
      The Board of Trustees (“Board” or “Trustees”) has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI, subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below.

		Serving as		Number of	Other
		Officer or		Portfolios	Directorships
	Position(s) Held	Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Interested Trustees and Officers

Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 63	Chief Executive Officer, Treasurer and Trustee	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996–present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006–present); Registered Representative, Radnor Research & Trading Company, LLC (2005–2006); Chairman and CEO, Quaker Securities Inc. (1990–2005).	8	None

Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 56	Secretary and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996–present).	8	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 41	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. and CRA Fund Advisors, Inc. Chief Compliance Officer for the Quaker Investment Trust, The Community Reinvestment Act Qualified Investment Trust, and The Penn Street Investment Trust.	None	None

Independent Trustees

David K. Downes 309 Technology Drive Malvern, PA 19355 Age 66	Chairman of the Board, Trustee	Since Jan. 2004	President, Chief Executive Officer and Director of CRA Fund Advisors Inc. (2004–present); President, Community Reinvestment Act Qualified Investment Fund (‘CRAQIF‘), an investment management company (2004–present); formerly, Chief Operating Officer and Chief Financial Officer, Lincoln National Investment Companies and Delaware Investments, the investment management subsidiary of Lincoln Financial Group (1992–2003); Chief Executive Officer, Delaware Investments Family of Funds, an investment management company (1997–2003).	8	Internet Capital Group, Inc. (a technology company) (2003–present). Glaxo Smith Kline Pension Board (2006- present) Oppenheimer Funds (2005- present)

Mark S. Singel 1251 Stone Creek Drive Hummelstown, PA 17036 Age 53	Trustee	Since Feb. 2002	Director/ Founder, The Winter Group (2005–present); formerly, Managing Director, Public Affairs Management (lobbying firm) (2000–2004); Lieutenant Governor and Active Governor of Pennsylvania (1987–1995).	8	None

Ambassador Adrian A. Basora (ret.) 1528 Walnut Street Suite 610 Philadelphia, PA 19102 Age 68	Trustee	Since Feb. 2002	Director of Project on Democratic Transitions, Foreign Policy Research Institute (2004–present); formerly, President of Eisenhower Fellowships (1996–2004).	8	None

James R. Brinton 123 West Lancaster Avenue Wayne, PA 19087 Age 52	Trustee	Since Feb. 2002	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979–present).	8	Penn Street Fund, Inc. (“PSFI”)(5) (a registered investment management company) (2002–present).

G. Michael Mara 309 Technology Drive Malvern, PA 19335 Age 51	Trustee	Since Feb. 2002	President, Valley Forge Capital Advisers (2002–present); President, Penn Street Fund, Inc. (2001–present); formerly, Managing Director, Millennium Bank (2000–2004); Principal, Vanguard Fiduciary Trust Company (1997–1999).	8	None

72  2006 ANNUAL REPORT

Trustees and Officers
June 30, 2006

		Serving as		Number of	Other
		Officer or		Portfolios	Directorships
	Position(s) Held	Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	Since	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Warren West 1700 Market Street Philadelphia, PA 19103 Age 50	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998–present).	8	None

Mr. Everett T. Keech One Tower Bridge, Suite 930 100 Front Street West Conshohocken, PA 19428 Age 66	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov., 2005 Nov., 1996–Jan., 2005 Nov., 1996–Feb., 2002	Chairman–Executive Committee, Technology Development Corp., Norristown, PA, a technology development and manufacturing firm, (1997–present); President, Quaker Investment Trust (2002–2003); Affiliated Faculty, University of Pennsylvania (1988–present).	8	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of QFI. Mr. King previously served as a director of PSFI from May, 2002 until April, 2003. Mr. Mara currently serves as an officer of PSFI and Mr. Brinton currently serves on the Board of Directors of PSFI. The investment adviser of PSFI is Penn Street Investment Advisers, Inc. and the principal distributor of PSFI is CMFD, which also serves as the distributor for the Trust, an affiliate of CMFS.

(3)	This position is held with an affiliated person of the Trust. Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Secretary, Chief Financial Officer and a controlling shareholder of QFI.

(5)	CMFD, the distributor of the Funds, also serves as distributor of the shares of each series of PSFI.
     The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.
2006 ANNUAL REPORT    73

General Information (Unaudited)
Proxy Voting Policies and Procedures
      An explanation of the Quaker Investment Trust Proxy Voting Policy and Procedures, under which the sub-advisors vote proxies related to securities held by the Funds, is available without charge upon request, by calling toll-free 1-800-220-8888, or by accessing the SEC’S website at http://www.sec.gov.
N-Q Filing
      The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Quaker Investment Trust this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Quaker Investment Trust’s Form N-Q will be available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).
Tax Information
      We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2006.
      During the fiscal year ended June 30, 2006, the following Funds paid long-term capital gain distributions:

	Long-Term
Fund	Capital Gains	Per Share

Strategic Growth	$16,065,857	$0.480017

Capital Opportunities	1,818,985	0.761445

Biotech	101,855	0.063971

Mid-Cap Value	3,482,107	1.298488

Small-Cap Value	6,804,209	2.102034

Core Value	14,430	0.088800

      Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage

Strategic Growth	$5,994,586	20.57%

Capital Opportunities	199,138	28.32%

Mid-Cap Value	555,148	18.33%

Small-Cap Value	658,737	24.27%

Core Value	27,055	14.81%

      Corporate shareholders may exclude up to the following percentages of qualifying dividends. For purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage

Strategic Growth	$6,073,134	20.84%

Capital Opportunities	202,108	28.74%

Mid-Cap Value	555,988	18.36%

Small-Cap Value	664,199	24.48%

Core Value	27,877	15.26%

      Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
      Since the information above is reported for the Funds’ fiscal year and not calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2007 to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.
74  2006 ANNUAL REPORT

The Quaker Funds are distributed by Citco Mutual Fund Distributors, Inc. (member NASD). Contact us: Quaker Funds, Inc. c/o Citco Mutual Fund Distributors Citco Mutual Fund Distributors, Inc. P.O. Box C1100 Southeastern, PA 19398-1100 800-220-8888 www.quakerfunds.com ©2006 Quaker® Investment Trust QUAKER® FUNDS QFAR 062006

ITEM 2. CODE OF ETHICS.
(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.
(c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics granted to any of the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that David K. Downes, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Downes is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees. The aggregate audit fees billed by Briggs, Bunting & Dougherty, LLP (“Briggs”), the principal accountant to Quaker Investment Trust, for the last two fiscal years ended June 30, 2006 and 2005 were $74,000 and $72,500, respectively, for such professional services provided by Briggs in connection with the audit of the registrant’s annual financial statements or services.
(b) Audit-Related Fees. There were no audit-related fees, other than those noted above under “Audit Fees,” that were billed by the registrant’s principal accountant for the last two fiscal years.
(c) Tax Fees. The aggregate fees billed for the last two fiscal years ended June 30, 2006 and 2005 for professional services rendered by the registrant’s principal account for providing tax compliance services were $22,000 and $6,500, respectively.
(d) All Other Fees. The aggregate fees billed for the last two fiscal years ended June 30, 2006 and 2005 for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.
(e) The audit committee has not adopted a pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g) The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (excluding any sub-adviser whose role is primarily portfolio management and whose activities with respect to the registrant is overseen by the registrant’s investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant, for each of the registrant’s last two fiscal years.

	Fiscal Year	Fiscal Year
Non-Audit Related Fees	Ended 6/30/2006	Ended 6/30/2005
Registrant	$0	$0
Registrant’s Investment Advisor	$0	$0
(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Annual Report to Shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
ITEM 11. CONTROLS AND PROCEDURES.
     (a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a) (1) of the Registrant’s Form N-CSR filed on August 31, 2005 (Accession Number 0000893220-05-002064).

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto as EX-99.CERT.

12(a)(3)	Not applicable.

12(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
QUAKER INVESTMENT TRUST

/s/ Jeffry H. King, Sr.
By: Jeffry H. King, Sr.
Title: Chief Executive Officer
Date: August 29, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Jeffry H. King, Sr.
By: Jeffry H. King, Sr.
Title: Chief Executive Officer and Treasurer
Date: August 29, 2006